                       * CONFIDENTIAL TREATMENT REQUESTED
          CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY.

                                                                   EXHIBIT 10.12
                                                                   -------------


                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


                                  by and among


                         PREMIERE PAGE OF KANSAS, INC.,
                          Q MEDIA PAGING-ALABAMA, INC.,
                      USA MOBILE COMMUNICATIONS, INC. III,
                          Q MEDIA COMPANY-PAGING, INC.,
                           W.Q. COMMUNICATIONS, INC.,

                       USA MOBILE COMMUNICATIONS, INC. II,

                            THE LENDERS PARTY HERETO,

                                       and

                  THE BANK OF NEW YORK, AS ADMINISTRATIVE AGENT

                                      with

                     BNY CAPITAL MARKETS, INC., AS ARRANGER

                                ----------------

                                  $110,000,000

                                ----------------

                           Dated as of March 19, 1997

                                TABLE OF CONTENTS


1. DEFINITIONS .............................................................. 1
     1.1. Defined Terms. .................................................... 1
     1.2. Principles of Construction. ...................................... 19

2. AMOUNT AND TERMS OF LOANS. .............................................. 20
     2.1. Loans. ........................................................... 20
     2.2. Notes. ........................................................... 20
     2.3. Procedure for Borrowing. ......................................... 21
     2.4. Termination or Reduction of the Aggregate
          Commitments. ..................................................... 22
     2.5. Increases in Aggregate Commitments. .............................. 23
     2.6. Prepayments of the Loans. ........................................ 25
     2.7. Conversions and Continuations. ................................... 26
     2.8. Interest Rate and Payment Dates. ................................. 27
     2.9. Substituted Interest Rate ........................................ 28
     2.10. Taxes. .......................................................... 29
     2.11. Illegality. ..................................................... 30
     2.12. Increased Costs. ................................................ 31
     2.13. Indemnification for Loss. ....................................... 32
     2.14. Survival of Certain Obligations. ................................ 33
     2.15. Use of Proceeds. ................................................ 33
     2.16. Capital Adequacy. ............................................... 33
     2.17. Substitution of Lender. ......................................... 34

3. FEES; PAYMENTS .......................................................... 35
     3.1. Commitment Fee. .................................................. 35
     3.2. Agent's Fees ..................................................... 35
     3.3. Treatment and Application of Principal Payments................... 35

4. REPRESENTATIONS AND WARRANTIES .......................................... 36
     4.1. Subsidiaries; Capitalization. .................................... 36
     4.2. Existence and Power. ............................................. 36
     4.3. Authority. ....................................................... 37
     4.4. Governmental Body Approvals. ..................................... 37
     4.5. Binding Agreement. ............................................... 37
     4.6. Litigation. ...................................................... 37
     4.7. No Conflicting Agreements. ....................................... 37
     4.8. Taxes. ........................................................... 38
     4.9. Compliance with Applicable Laws. ................................. 38
     4.10. Governmental Regulations. ....................................... 38
     4.11. Property. ....................................................... 38
     4.12. FCC Matters. .................................................... 39
     4.13. Federal Reserve Regulations; Use of Loan Proceeds................ 39
     4.14. Tariffs. ........................................................ 39
     4.15. No Misrepresentation. ........................................... 39
     4.16. Plans. .......................................................... 39
     4.17. Burdensome Obligations. ......................................... 40

     4.18. Financial Statements. ........................................... 40
     4.19. Environmental Matters. .......................................... 40
     4.20. Intentionally Omitted. .......................................... 41
     4.21. Franchises, Intellectual Property, Etc. ......................... 41
     4.22. Solvency. ....................................................... 41
     4.23. Absence of Certain Restrictions. ................................ 41
     4.24. Security Interests. ............................................. 41
     4.25. Insurance. ...................................................... 42
     4.26. Intentionally Omitted. .......................................... 42
     4.27. Intentionally Omitted. .......................................... 42
     4.28. Pari Passu Obligations. ......................................... 42

5. CONDITIONS TO EFFECTIVENESS AND TO FIRST LOANS .......................... 42
     5.1. Evidence of Action ............................................... 42
     5.2. This Agreement ................................................... 43
     5.3. Notes. ........................................................... 43
     5.4. Amendment No. 1 to the Borrower Security
          Agreement (Bank). ................................................ 43
     5.5. Amendment No. 1 to the Subsidiary Security
          Agreement (Bank). ................................................ 44
     5.6. Amendment No. 1 to the Parent Security
          Agreement (Bank). ................................................ 44
     5.7. Amendment No. 3 to the Arch Guaranty. ............................ 44
     5.8. Escrow Agreement. ................................................ 44
     5.9. Amendments to Indenture Collateral Documents. .................... 44
     5.10. Approvals. ...................................................... 44
     5.11. Pro-forma Financial Statements. ................................. 45
     5.12. Absence of Material Adverse Change. ............................. 45
     5.13. Compliance. ..................................................... 45
     5.14. Opinions of Counsel to Arch and the Restricted
           Subsidiaries. ................................................... 45
     5.15. Opinion of FCC Counsel. ......................................... 45
     5.16. Opinion of Special Counsel. ..................................... 45
     5.17. Fees. ........................................................... 46
     5.18. Fees and Expenses of Special Counsel. ........................... 46
     5.19. Other Documents. ................................................ 46

6. CONDITIONS OF LENDING - ALL LOANS. ...................................... 46
     6.1. Compliance. ...................................................... 46
     6.2. Loan Closings. ................................................... 46
     6.3. Borrowing Request. ............................................... 46

7. AFFIRMATIVE COVENANTS ................................................... 47
     7.1. Financial Statements. ............................................ 47
     7.2. Certificates; Other Information. ................................. 48
     7.3. Legal Existence. ................................................. 50
     7.4. Taxes. ........................................................... 50
     7.5. Insurance. ....................................................... 50
     7.6. Payment of Indebtedness and Performance of
          Obligations. ..................................................... 51
     7.7. Condition of Property. ........................................... 52
     7.8. Observance of Legal Requirements; ERISA. ......................... 52

     7.9.  Inspection of Property; Books and Records;
           Discussions...................................................... 52
     7.10. Licenses, Etc. .................................................. 52
     7.11. Interest Rate Protection Agreements. ............................ 52
     7.12. Fixed Charge Coverage Ratio. .................................... 53
     7.13. Pro-forma Debt Service Coverage Ratio. .......................... 53
     7.14. Interest Coverage Ratio. ........................................ 53
     7.15. Leverage Ratio. ................................................. 53
     7.16. Collateral. ..................................................... 54
     7.17. State Regulatory Approval ....................................... 55

8. NEGATIVE COVENANTS ...................................................... 55
     8.1. Indebtedness. .................................................... 55
     8.2. Liens. ........................................................... 56
     8.3. Merger or Sale of Property. ...................................... 56
     8.4. Contingent Obligations. .......................................... 57
     8.5. Restricted Payments. ............................................. 57
     8.6. Investments, Loans, Acquisitions, Etc. ........................... 58
     8.7. Business and Name Changes. ....................................... 59
     8.8. Sale of Property. ................................................ 59
     8.9. Subsidiaries. .................................................... 59
     8.10. Certificate of Incorporation and By-laws. ....................... 59
     8.11. Prepayments of Indebtedness; Repurchases of
           USA Mobile Senior Notes. ........................................ 59
     8.12. Sale and Leaseback. ............................................. 59
     8.13. Issuance of Capital Stock. ...................................... 60
     8.14. Fiscal Year. .................................................... 60
     8.15. Amendments, Etc. of Certain Agreements. ......................... 60
     8.16. Transactions with Affiliates. ................................... 60
     8.17. Payment of Management Fees and Other Amounts. ................... 61
     8.18. ERISA. .......................................................... 61
     8.19. Subordinated Debt. .............................................. 61

9. DEFAULT ................................................................. 61
     9.1. Events of Default. ............................................... 61

10. THE ADMINISTRATIVE AGENT ............................................... 65
     10.1. Appointment. .................................................... 65
     10.2. Delegation of Duties. ........................................... 65
     10.3. Exculpatory Provisions. ......................................... 65
     10.4. Reliance by Administrative Agent. ............................... 65
     10.5. Notice of Default. .............................................. 66
     10.6. Non-Reliance on Administrative Agent and Other
           Lenders. ........................................................ 66
     10.7. Indemnification. ................................................ 67
     10.8. Administrative Agent in Its Individual
           Capacity. ....................................................... 67
     10.9. Successor Administrative Agent. ................................. 67

11. PARENT GUARANTY. ....................................................... 68
     11.1. Guaranty. ....................................................... 68
     11.2. Absolute Obligation. ............................................ 69

     11.3. Guaranty of Payment. ............................................ 69
     11.4. Repayment in Bankruptcy. ........................................ 70
     11.5. Other Provisions in Parent Guaranty. ............................ 70

12. MISCELLANEOUS .......................................................... 71
     12.1. Amendments and Waivers. ......................................... 71
     12.2. Notices. ........................................................ 72
     12.3. No Waiver; Cumulative Remedies. ................................. 73
     12.4. Survival of Representations and Warranties. ..................... 73
     12.5. Payment of Expenses and Taxes. .................................. 73
     12.6. Lending Offices. ................................................ 74
     12.7. Assignments and Participations. ................................. 74
     12.8. Counterparts. ................................................... 76
     12.9. Adjustments; Set-off. ........................................... 76
     12.10. Indemnity. ..................................................... 77
     12.11. Governing Law. ................................................. 78
     12.12. Headings, Plurals. ............................................. 78
     12.13. Severability. .................................................. 78
     12.14. Integration. ................................................... 78
     12.15. Consent to Jurisdiction. ....................................... 78
     12.16. Service of Process. ............................................ 79
     12.17. No Limitation on Service or Suit. .............................. 79
     12.18. WAIVER OF TRIAL BY JURY. ....................................... 79

EXHIBITS
--------

Exhibit A      List of Commitments
Exhibit B      Form of Note
Exhibit C      Form of Borrowing Request
Exhibit D      Form of Compliance Certificate
Exhibit E      Form of Assignment and Acceptance Agreement
Exhibit F      Form of Intercompany Note
Exhibit G-1    Form of Amendment No. 1 to the Borrower Security Agreement (Bank)
Exhibit G-2    Form of Amendment No. 1 to the Borrower Security Agreement (14%
               Indenture)
Exhibit G-3    Form of Amendment No. 1 to the Borrower Security Agreement
               (9 1/2% Indenture)
Exhibit H-1    Form of Amendment No. 1 to the Subsidiary Security Agreement
               (Bank)

Exhibit H-2    Form of Amendment No. 1 to the Subsidiary Security Agreement (14%
               Indenture)
Exhibit H-3    Form of Amendment No. 1 to the Subsidiary Security Agreement
               (9 1/2% Indenture)
Exhibit I-1    Form of Amendment No. 1 to the Parent Security and Subordination
               Agreement (Bank)
Exhibit I-2    Form of Amendment No. 1 to the Parent Security and Subordination
               Agreement (14% Indenture)
Exhibit I-3    Form of Amendment No. 1 to the Parent Security and Subordination
               Agreement (9 1/2% Indenture)
Exhibit J      Form of Opinion of Counsel to Arch and the Restricted
               Subsidiaries
Exhibit K      Form of Opinion of General Counsel of Arch and the Restricted
               Subsidiaries
Exhibit L      Form of Opinion of FCC Counsel
Exhibit M      Form of Opinion of Special Counsel
Exhibit N      Form of Notice of Conversion/Continuation
Exhibit 0      Form of Escrow Agreement
Exhibit P      Form of Amendment No. 3 to the Arch Guaranty, Security and
               Subordination Agreement
Exhibit Q      Form of Power of Attorney


SCHEDULES
---------

Schedule 1.1   List of Lending Offices
Schedule 2.4   Illustration of Section 2.4(e)(ii)
Schedule 4.1   List of Subsidiaries; Capitalization
Schedule 4.4   List of Governmental Body Approvals
Schedule 4.6   List of Litigation
Schedule 4.7   Exceptions to Section 4.7 (No Conflicting Agreements)
Schedule 4.16  List of Existing Pension Plans
Schedule 8.1   List of Existing Indebtedness
Schedule 8.2   List of Existing Liens
Schedule 8.6   List of Existing Investments

     FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 19, 1997, by and among PREMIERE PAGE OF KANSAS, INC., a Kansas corporation ("PREMIERE PAGE"), Q MEDIA PAGING-ALABAMA, INC., a Delaware corporation ("Q MEDIA ALABAMA"), USA MOBILE COMMUNICATIONS, INC. III, a Delaware corporation ("USA III"), Q MEDIA COMPANY-PAGING, INC., a Kansas corporation ("Q MEDIA KANSAS") and W.Q. COMMUNICATIONS, INC., a Kansas corporation ("W.Q. COMMUNICATIONS", and together with Premiere Page, Q Media Alabama, USA III and Q Media Kansas, the "BORROWERS", each a "BORROWER"), USA MOBILE COMMUNICATIONS, INC. II, a Delaware corporation (the "PARENT"), the Lenders party hereto (each a "LENDER" and, collectively, the "LENDERS") and THE BANK OF NEW YORK, as administrative agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT").


RECITALS
--------

     A. The Borrowers, the Parent, certain lenders (the "EXISTING LENDERS") and the Administrative Agent entered into a Credit Agreement, dated as of September 8, 1995, which agreement was amended by Amendment No. 1, dated as of February 15, 1996, and Amendment No. 2, dated as of June 25, 1996 (as so amended, the "EXISTING CREDIT AGREEMENT").

     B. Prior to the effectiveness of this First Amended and Restated Credit Agreement, the Aggregate Commitments were $60,000,000. After giving effect to this First Amended and Restated Credit Agreement, the Aggregate Commitments will be $110,000,000.

     C. In connection with such increase in the Aggregate Commitments, certain of the Existing Lenders will increase their Commitments and certain other banks or other financial institutions will enter into Commitments.

     D. For convenience, this Agreement is dated as of March 19, 1997 (the "RESTATEMENT EFFECTIVE DATE"), and references to certain matters related to the period prior thereto have been deleted.


1.   DEFINITIONS
     -----------

     1.1. Defined Terms.
          -------------

          As used in this Agreement, terms defined in the preamble have the meanings therein indicated, and the following terms have the following meanings:

          "ABR ADVANCES": the Loans (or any portions thereof) at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Alternate Base Rate.

          "ACCOUNTANTS": Arthur Andersen LLP, or such other firm of certified public accountants of recognized national standing selected by the Borrower Notice Party and reasonably satisfactory to the Required Lenders.

          "ACQUISITION": the acquisition of a business by a Person through either a merger with another Person or the purchase of all or substantially all of the capital Stock of another Person or all or substantially all of the assets of another Person or of a division of another Person.

          "ADJUSTMENT EVENT": an increase in the Aggregate Commitments in connection with (i) the effectiveness of this Agreement or (ii) pursuant to
Section 2.5; provided, however, that an Adjustment Event shall not be deemed to have occurred on any Adjustment Event Date if immediately prior thereto, no Loans were outstanding.

          "ADJUSTMENT EVENT DATE": any date on which an Adjustment Event occurs, which date shall be (i) the Restatement Effective Date with respect to the Adjustment Event described in clause (i) of the definition thereof and (ii) the effective date of any increase in the Aggregate Commitments with respect to the Adjustment Event described in clause (ii) of the definition thereof.

          "ADVANCE": an ABR Advance or a Eurodollar Advance, as the case may be.

          "AFFECTED ADVANCE": as defined in Section 2.9.

          "AFFECTED EURODOLLAR ADVANCE": as defined in Section 2.5(c).

          "AFFECTED PRINCIPAL AMOUNT": in the event that (i) any Borrower shall fail for any reason to borrow, convert or continue after the Borrower Notice Party shall have notified the Administrative Agent of its intent to do so in any instance in which the Borrower Notice Party shall have requested a Eurodollar Advance, an amount equal to the principal amount of such requested Eurodollar Advance; (ii) a Eurodollar Advance shall terminate for any reason prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such Eurodollar Advance; and (iii) any Borrower shall prepay or repay all or any part of the principal amount of a Eurodollar Advance prior to the last day of the Interest Period applicable thereto, an amount equal to the principal amount of such Eurodollar Advance so prepaid or repaid.

          "AFFILIATE": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 10% or more of the securities or other interests having ordinary voting power for the election of directors or other managing Persons thereof or (ii) to direct or cause direction of the management and policies of such Person whether by contract or otherwise.

          "AGGREGATE COMMITMENTS": on any date, the sum of the Commitments of all Lenders on such date.

          "AGREEMENT": this First Amended and Restated Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "ALTERNATE BASE RATE": on any date, a rate of interest per annum equal to the higher of (i) the Federal Funds Rate in effect on such date plus 1/2 of 1% or (ii) the BNY Rate in effect on such date.

                       * CONFIDENTIAL TREATMENT REQUESTED


          "AMENDMENT DOCUMENTS": collectively, this Agreement, Amendment No. 1 to the Borrower Security Agreement (Bank), Amendment No. 1 to the Borrower Security Agreement (9 1/2% Indenture), Amendment No. 1 to the Borrower Security Agreement (14% Indenture), Amendment No. 1 to the Parent Security Agreement
(Bank), Amendment No. 1 to the Parent Security Agreement (9 1/2% Indenture), Amendment No. 1 to the Parent Security Agreement (14% Indenture), Amendment No. 1 to the Subsidiary Security Agreement (Bank), Amendment No. 1 to the Subsidiary Security Agreement (9 1/2% Indenture), Amendment No. 1 to the Subsidiary Security Agreement (14% Indenture) and Amendment No. 3 to the Arch Guaranty.

          "ANNUALIZED OPERATING CASH FLOW": at any time of determination, an amount equal to (i) Operating Cash Flow for the fiscal quarter ending on such date of determination or, if such date of determination is not a fiscal quarter ending date, the immediately preceding fiscal quarter multiplied by (ii) four.

          "APPLICABLE FEE PERCENTAGE": with respect to the Commitment Fee, at all times during the applicable periods set forth below, the applicable percentage set forth below:

                              Applicable
Period                        Fee Percentage
------                        --------------

when the Leverage             0.50%
Ratio is greater
than or equal to
4.00:1.00

when the Leverage             0.375%
Ratio is less than
4.00:1.00

          "APPLICABLE LENDING OFFICE": in respect of any Lender, (i) in the case of such Lender's ABR Advances, its Domestic Lending Office and (ii) in the case of such Lender's Eurodollar Advances, its Eurodollar Lending Office.

          "APPLICABLE MARGIN": at all times during the applicable periods set forth below: (i) with respect to the unpaid principal amount of ABR Advances, the applicable percentage set forth below next to the words "Alternate Base Rate" and (ii) with respect to the unpaid principal amount of Eurodollar Advances, the applicable percentage set forth below next to the words "Eurodollar Rate":

                                                             Applicable
Period                      Rate                             Margin
------                      ----                             ------

when the Leverage           Alternate Base Rate              1.375%
Ratio is greater than       Eurodollar Rate                  2.625%
or equal to *

when the Leverage           Alternate Base Rate              1.125%
Ratio is less than          Eurodollar Rate                  2.375%
*

     Changes in the Applicable Margin resulting from a change in the Leverage Ratio, as set forth in a Compliance Certificate delivered pursuant to Section 7.1(c) evidencing such a change, shall become effective upon the fifth day following the delivery by the Borrower Notice Party to the Administrative Agent of a new Compliance Certificate pursuant to Section 7.1(c) evidencing a change in the Leverage Ratio. If the Borrower Notice Party shall fail to deliver a Compliance Certificate within 45 days after the end of each of the first three fiscal quarters (or 90 days after the end of the last fiscal quarter) as required by Section 7.1(c), the Applicable Margin from and including the 46th day (the 91st day in the case of the last quarter) after the end of such fiscal quarter to the fifth day following the delivery by the Borrower Notice Party to the Administrative Agent of a Compliance Certificate shall be 1.375% with respect to ABR Advances and 2.625% with respect to Eurodollar Advances, in each case subject to Section 2.8(b).

          "ARCH": Arch Communications Group, Inc., a Delaware corporation.

          "ARCH AGENT": The Bank of New York or its successor, as administrative agent for the Arch Lenders under the Arch Credit Agreement.

          "ARCH COLLATERAL": as defined in the Intercreditor Agreement.

          "ARCH CREDIT AGREEMENT": the First Amended and Restated Credit Agreement, dated as of May 21, 1996, by and among Arch Enterprises, Arch, the Arch Lenders, the Co-Agents party thereto and the Arch Agent, as amended by Amendment No. 1, dated as of June 25, 1996, and as the same may hereafter be amended, modified or otherwise supplemented from time to time.

          "ARCH DISCOUNT NOTE INDENTURE": the Indenture, dated as of March 12, 1996, between Arch and the Arch Discount Note Trustee, pursuant to which the Arch Discount Notes are issued, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 12(n) of the Arch Guaranty.

          "ARCH DISCOUNT NOTES": the 10 7/8% Senior Discount Notes, due 2008, issued by Arch pursuant to the Arch Discount Note Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with
Section 12(n) of the Arch Guaranty.

          "ARCH DISCOUNT NOTE TRUSTEE": IBJ Schroder Bank & Trust Company, as trustee under the Arch Discount Note Indenture.

          "ARCH ENTERPRISES": Arch Communications Enterprises, Inc., a Delaware corporation and a wholly-owned Subsidiary of Arch.

          "ARCH GUARANTY": the Guaranty, Security and Subordination Agreement, dated as of September 8, 1995, made by Arch, the Borrowers and the Parent to the Administrative Agent, as amended by Amendment No. 1, dated as of February 15, 1996, Amendment No. 2, dated as of June 25, 1996, and Amendment No. 3, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time.

          "ARCH INDENTURE TRUSTEE": The Bank of New York or its successor as trustee under the Arch Subordinated Indenture.

          "ARCH LENDERS": the lenders from time to time party to the Arch Credit Agreement.

          "ARCH LOAN DOCUMENTS": collectively, the Loan Documents, as defined in the Arch Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "ARCH SUBORDINATED DEBENTURES": the 6 3/4% Convertible Subordinated Debentures, due 2003, issued under the Arch Subordinated Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 12(n) of the Arch Guaranty.

          "ARCH SUBORDINATED INDENTURE": the Indenture, dated as of December 1, 1993, between Arch and the Arch Indenture Trustee, pursuant to which the Arch Subordinated Debentures are issued, as supplemented by the Supplemental Indenture, dated as of September 8, 1995, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 12(n) of the Arch Guaranty.

          "ASSIGNMENT AND ACCEPTANCE AGREEMENT": an assignment and acceptance agreement executed by an assignor and an assignee pursuant to which the assignor, subject to and in accordance with the terms hereof, assigns to the assignee all or any portion of such assignor's Note and Commitment, substantially in the form of Exhibit E.

          "ASSIGNMENT FEE": as defined in Section 12.7(b).

          "AUTHORIZED SIGNATORY": as to (i) any Person which is a corporation, the president, any vice president, the treasurer or any other duly authorized officer (acceptable to the Administrative Agent) of such Person and (ii) any Person which is not a corporation, the general partner or other managing Person thereof.

          "BNY": The Bank of New York.

          "BNY CAPITAL MARKETS": BNY Capital Markets, Inc.

          "BNY RATE": a rate of interest per annum equal to the rate of interest publicly announced in New York City by BNY from time to time as its prime commercial lending rate, such rate to be adjusted automatically (without notice) on the effective date of any change in such publicly announced rate.

          "BENEFITED LENDER": as defined in Section 12.9.

          "BORROWER NOTICE PARTY": the Parent.

          "BORROWER SECURITY AGREEMENT (BANK)": the Borrower Security Agreement
(Bank), dated as of September 8, 1995, made by the Borrowers to the Administrative Agent, as amended by Amendment No. 1, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time.

          "BORROWER SECURITY AGREEMENT (9 1/2% INDENTURE)": the Borrower Security Agreement (9 1/2% Indenture), dated as of September 8, 1995, made by the Borrowers to the USA Mobile

9 1/2% Indenture Trustee, aS amended by Amendment No. 1, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with Section 8.15.

          "BORROWER SECURITY AGREEMENT (14% INDENTURE)": the Borrower Security Agreement (14% Indenture), dated as of September 8, 1995, made by the Borrowers to the USA Mobile 14% Indenture Trustee, as amended by Amendment No. 1, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with Section 8.15.

          "BORROWING DATE": any date specified in a Borrowing Request as a date on which the Borrower Notice Party requests the Lenders to make Loans to a Borrower.

          "BORROWING REQUEST": a request for Loans in the form of Exhibit C.

          "BUSINESS DAY": for all purposes other than as set forth in clause
(ii) below, (i) any day other than a Saturday, a Sunday or a day on which commercial banks located in New York City are authorized or required by law or other governmental action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Advances, any day which is a Business Day described in clause (i) above and which is also a day on which dealings in foreign currency and exchange and Eurodollar funding between banks may be carried on in London, England.

          "CAPITAL EXPENDITURES": any expenditures made or costs incurred that are required or permitted to be capitalized for financial reporting purposes in accordance with GAAP other than deferred financing fees.

          "CAPITAL LEASES": leases which have been, or under GAAP are required to be, capitalized.

          "CASH INTEREST EXPENSE": for any period, interest expense on Total Debt (adjusted to give effect to all Interest Rate Protection Agreements and fees and expenses paid in connection with same, all as determined in accordance with GAAP), to the extent paid or accrued in cash during such period, as determined in accordance with GAAP.

          "CODE": the Internal Revenue Code of 1986, as the same may be amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

          "COLLATERAL": collectively, the collateral under and as defined in the Collateral Documents from time to time delivered or pledged or otherwise in which a security interest is granted to the Administrative Agent pursuant to
Section 7.16.

          "COLLATERAL AGENT": The Bank of New York, in its capacity as collateral agent under the Collateral Documents and the Indenture Collateral Documents.

          "COLLATERAL DOCUMENTS": collectively, the Borrower Security Agreement
(Bank), the Parent Security Agreement (Bank), the Arch Guaranty, the Subsidiary Guaranty, the Subsidiary

Security Agreement (Bank), the Escrow Agreement, the Powers of Attorney and the Intercreditor Agreement.

          "COLLATERAL SUPPLEMENT": a supplement to the Parent Security Agreement
(Bank), Borrower Security Agreement (Bank) or the Subsidiary Security Agreement
(Bank) pursuant to which the applicable Loan Party grants a security interest in accordance with Section 7.16.

          "COMMITMENT": in respect of any Lender, such Lender's undertaking during the Commitment Period to make Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding the amount set forth next to the name of such Lender in Exhibit A under the heading "Commitment", as the same may be reduced pursuant to Section 2.4 or increased pursuant to Section 2.5.

          "COMMITMENT FEE": as defined in Section 3.1.

          "COMMITMENT PERCENTAGE": as to any Lender in respect of such Lender's Commitment, the percentage equal to the amount of such Lender's Commitment divided by the amount of the Aggregate Commitments (or, if no Commitments then exist, the percentage equal to the amount of such Lender's Commitment on the last day upon which Commitments did exist divided by the amount of the Aggregate Commitments on such day).

          "COMMITMENT PERIOD": the period from the Original Effective Date until the Business Day immediately preceding the Maturity Date.

          "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, which is under common control with Arch or any of the Restricted Subsidiaries within the meaning of Section 414(b) or 414(c) of the Code.

          "COMMUNICATIONS ACT": the Communications Act of 1934, as amended, and the rules and regulations issued thereunder, as from time to time in effect.

          "COMPLIANCE CERTIFICATE": a certificate substantially in the form of Exhibit D.

          "CONSOLIDATED": each of the Restricted Subsidiaries taken together.

          "CONSOLIDATING": each of the Restricted Subsidiaries taken separately.

          "CONTINGENT OBLIGATION": as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain net worth, solvency or other financial statement condition of the primary obligor,
(c) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure, protect from loss, or hold harmless the beneficiary of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include the indorsement of instruments for deposit or collection in the ordinary course of business. The term Contingent Obligation shall also include the liability of a general partner in respect of the recourse liabilities of the partnership in which it is a general partner. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

          "CONVERSION/CONTINUATION DATE": the date on which (i) a Eurodollar Advance is converted to an ABR Advance, (ii) the date on which an ABR Advance is converted to a Eurodollar Advance or (iii) the date on which a Eurodollar Advance is continued as a new Eurodollar Advance.

          "DEFAULT": any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "DOLLARS" and "$": lawful currency of the United States of America.

          "DOMESTIC LENDING OFFICE": in respect of any Lender, initially, the office or offices of such Lender designated as such on Schedule 1.1; thereafter, such other office, if any, of such Lender through which it shall be making or maintaining ABR Advances, as reported by such Lender to the Administrative Agent and the Borrower Notice Party.

          "ENVIRONMENTAL LAWS": any and all federal, state and local laws relating to the environment, the use, storage, transporting, manufacturing, handling, discharge, disposal or recycling of hazardous substances, hazardous materials or pollutants or industrial hygiene and including, without limitation,
(i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 USCA ss.9601 ET SEQ. ("CERCLA"); (ii) the Resource Conservation and Recovery Act of 1976, as amended, 42 USCA ss.6901 ET SEQ.; (iii) the Toxic Substance Control Act, as amended, 15 USCA ss.2601 ET SEQ.; (iv) the Water Pollution Control Act, as amended, 33 USCA ss.1251 ET. SEQ.; (v) the Clean Air Act, as amended, 42 USCA ss.7401 ET SEQ.; (vi) the Hazardous Material Transportation Authorization Act of 1994, as amended, 49 USCA ss.5101 et seq. and (vii) all rules, regulations, judgments, decrees, injunctions and restrictions thereunder and any analogous state law.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations issued thereunder, as from time to time in effect.

          "ESCROW AGENT": BNY Trust Company of Florida, N.A., or its successor as escrow agent under the Escrow Agreement.

          "ESCROW AGREEMENT": the Amended and Restated Escrow Agreement, by and among the Administrative Agent, each Borrower, each Subsidiary Guarantor, the Parent, the Collateral Agent and the Escrow Agent, in substantially the form of Exhibit O, as the same may be amended, supplemented or otherwise modified from time to time.

          "EURODOLLAR ADVANCES": collectively, the Loans (or any portions thereof) at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Eurodollar Rate. Each Eurodollar Advance shall mature on the last day of the Interest Period applicable thereto.

          "EURODOLLAR LENDING OFFICE": in respect of any Lender, initially, the office or branch of such Lender designated as such on Schedule 1.1 (or, if no such office or branch is specified, its Domestic Lending Office); thereafter, such other office or branch, if any, of such Lender which shall be making or maintaining Eurodollar Advances, as reported by such Lender to the Administrative Agent and the Borrower Notice Party.

          "EURODOLLAR RATE": with respect to the Interest Period applicable to any Eurodollar Advance, a rate of interest per annum, as determined by the Administrative Agent, obtained by dividing (and then rounding to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, then to the next higher 1/16 of 1%):

               (a) the rate, as reported by BNY to the Administrative Agent, quoted by BNY to leading banks in the interbank eurodollar market as the rate at which BNY is offering Dollar deposits in an amount equal approximately to the Eurodollar Advance of BNY to which such Interest Period shall apply for a period comparable to such Interest Period, as quoted at approximately 11:00 a.m. two Business Days prior to the first day of such Interest Period, by

               (b) a number equal to 1.00 minus the aggregate of the then stated maximum rates during such Interest Period of all reserve requirements (including, without limitation, marginal, emergency, supplemental and special reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which BNY and other major United States money center banks are subject, in respect of eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board of Governors of the Federal Reserve System). Such reserve requirements shall include, without limitation, those imposed under such Regulation D. Eurodollar Advances shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of credits for proration, exceptions or offsets which may be available from time to time to any Lender under such Regulation D. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in any such reserve requirement.

          "EVENT OF DEFAULT": any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "EXCESS CASH FLOW": with respect to any fiscal year, Operating Cash Flow for such fiscal year less the sum of, without duplication (i) the difference, if positive, between (a) the amount of the Loans outstanding at the beginning of such fiscal year and (b) the Aggregate Commitments at the end of such fiscal year without giving effect to reductions thereof during such period required by Section 2.4(c), (ii) scheduled payments of principal of other Indebtedness of the Restricted Subsidiaries on a Consolidated basis during such fiscal year (including, without limitation, obligations under Capital Leases),
(iii) Capital Expenditures made by the Restricted Subsidiaries on a Consolidated basis during such fiscal year, (iv) without duplication, taxes and payments under the Tax Sharing Agreement paid by the Restricted Subsidiaries in cash during such period, and (v) Cash Interest Expense for such fiscal year.

          "EXCHANGE ACT": the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "EXISTING CREDIT AGREEMENT": as defined in Recital A.

          "EXISTING LENDERS": as defined in Recital A.

          "FCC": the Federal Communications Commission, or any Governmental Body succeeding to the functions thereof.

          "FEDERAL FUNDS RATE": for any day, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%), equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions as determined by BNY and reported to the Administrative Agent.

          "FINANCIAL STATEMENTS": as defined in Section 4.18.

          "FIXED CHARGE COVERAGE RATIO": as of the last day of any fiscal quarter, the ratio of Operating Cash Flow to Fixed Charges with respect to the immediately preceding four fiscal quarters ending on such date.

          "FIXED CHARGES": for any period, with respect to the Restricted Subsidiaries on a Consolidated basis, the sum of (i) scheduled payments of principal on Indebtedness made or required to be made during such period, (ii) the amount, if positive, equal to (a) the amount of the Loans outstanding at the beginning of such period minus (b) the Aggregate Commitments at the end of such period (without giving effect to reductions thereof during such period required by Section 2.4(c)), (iii) Capital Expenditures made during such period, (iv) payments under Capital Leases made or required to be made in such period, (v) without duplication, taxes and payments under the Tax Sharing Agreement, in each case paid or required to be paid in cash during such period, and (vi) Cash Interest Expense.

          "GAAP": generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and in the statements and pronouncements of the Financial Accounting Standards Board or in such other statement by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination, consistently applied. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement, the Administrative Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to reflect such change in GAAP (subject to the approval of the Required Lenders), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower Notice Party shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this

Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

          "GOVERNMENTAL BODY": any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

          "GUARANTORS": collectively, Arch, the Parent and the Subsidiary Guarantors.

          "HIGHEST LAWFUL RATE": as to any Lender or BNY, the maximum rate of interest, if any, that at any time or from time to time may be contracted for, taken, charged or received by such Lender or BNY on the Note held thereby, as the case may be, or which may be owing to such Lender or BNY pursuant to this Agreement and the other Loan Documents under the laws applicable to such Lender or BNY and this transaction.

          "INDEBTEDNESS": as to any Person, at a particular time, all items which constitute, without duplication, (i) indebtedness for borrowed money or the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business), (ii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iii) obligations with respect to any conditional sale or title retention agreement, (iv) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (v) all liabilities secured by any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of business), (vi) obligations under Capital Leases, (vii) all Contingent Obligations and (viii) obligations under Non-Competition Agreements.

          "INDEMNIFIED LIABILITIES": as defined in Section 12.5.

          "INDENTURE COLLATERAL DOCUMENTS": collectively, the Borrower Security Agreement (14% Indenture), the Borrower Security Agreement (9 1/2% Indenture), the Parent Security Agreement (14% Indenture), the Parent Security Agreement (9 1/2% Indenture), the Subsidiary Security Agreement (14% Indenture) and the Subsidiary Security Agreement (9 1/2% Indenture).

          "INTELLECTUAL PROPERTY": all copyrights, trademarks, servicemarks, patents, trade names and service names.

          "INTERCOMPANY DEBT": Indebtedness owed by (i) any Restricted Subsidiary to another Restricted Subsidiary, (ii) Arch to any Restricted Subsidiary or (iii) any Restricted Subsidiary to Arch.

          "INTERCOMPANY NOTE": a promissory note evidencing Intercompany Debt in the form of Exhibit F.

          "INTERCREDITOR AGREEMENT": the Amended and Restated Intercreditor Agreement, dated as of May 21, 1996, by and between the Arch Agent and the Administrative

Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "INTEREST COVERAGE RATIO": as of the last day of any fiscal quarter, the ratio of Operating Cash Flow to Cash Interest Expense, in each case for the four fiscal quarters ending on such date.

          "INTEREST PAYMENT DATE": (i) as to any ABR Advance, the last day of each March, June, September and December commencing on the first of such days to occur after such ABR Advance is made or any Eurodollar Advance is converted to an ABR Advance, (ii) as to any Eurodollar Advance in respect of which the Borrower has selected an Interest Period of one, two or three months, the last day of such Interest Period, and (iii) as to any Eurodollar Advance in respect of which the Borrower has selected an Interest Period of six months, the date which is three months after the first day of such Interest Period, and the last day of such Interest Period.

          "INTEREST PERIOD": with respect to any Eurodollar Advance requested by the Borrower Notice Party, the period commencing on, as the case may be, the Borrowing Date or Conversion/Continuation Date with respect to such Eurodollar Advance and ending one, two, three or six months thereafter, as selected by the Borrower Notice Party, in its irrevocable Borrowing Request or its irrevocable Notice of Conversion/Continuation; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

               (a) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (b) any Interest Period pertaining to a Eurodollar Advance that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

               (c) no Interest Period selected in respect of any Advance shall end after the Maturity Date;

               (d) the Borrower Notice Party shall select Interest Periods so as not to have more than eight Interest Periods outstanding at any one time; and

               (e) the Borrower Notice Party shall select Interest Periods such that on each date that a mandatory scheduled reduction of the Aggregate Commitments occurs pursuant to Section 2.4(b), the outstanding principal amount of all ABR Advances, when added to the aggregate principal amount of each Eurodollar Advance the applicable Interest Period of which shall end on such date, shall equal or exceed the aggregate amount of the Loans which may be required to be repaid on such date pursuant to Section 2.6(b).

          "INTEREST RATE PROTECTION AGREEMENTS": collectively, all interest rate swap, cap, ceiling, hedge or other interest rate protection agreements designed to hedge against fluctuations in interest rates entered into by one or more of the Borrowers with any financial institution.

          "INVESTMENTS": as defined in Section 8.6.

          "LEVERAGE RATIO": at any date of determination, the ratio of Total Debt to Annualized Operating Cash Flow.

          "LIEN": any mortgage, pledge, hypothecation, assignment, deposit or preferential arrangement, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement and any Capital Lease or other financing lease having substantially the same economic effect as any of the foregoing.

          "LOAN" and "LOANS": as defined in Section 2.1.

          "LOAN DOCUMENTS": collectively, this Agreement, the Notes and the Collateral Documents.

          "LOAN PARTY": the Borrowers and each other party (other than the Administrative Agent, the Escrow Agent and the Lenders) that is a party to a Loan Document.

          "MANAGEMENT AGREEMENT": the Management Services Agreement, dated as of May 16, 1995, by and among Arch and certain of its Subsidiaries, as amended by Amendment No. 1, dated as of September 8, 1995, and as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with
Section 8.15.

          "MANAGEMENT FEES": all fees and expenses paid by the Restricted Subsidiaries to Arch, or to any of their respective Affiliates or Restricted Subsidiaries, or to any employees thereof, for general corporate, administrative or management services received.

          "MARGIN STOCK": any "margin stock", as said term is defined in Regulation U of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

          "MATERIAL ADVERSE CHANGE": a material adverse change in the financial condition, operations, prospects or Property of (i) the Restricted Subsidiaries taken as a whole or (ii) Arch and the Restricted Subsidiaries taken as a whole.

          "MATERIAL ADVERSE EFFECT": a material adverse effect on the financial condition, operations, prospects or Property of (i) the Restricted Subsidiaries taken as a whole or (ii) Arch and the Restricted Subsidiaries taken as a whole.

          "MATURITY DATE": June 30, 2002, or such earlier date on which the Notes shall become due and payable, whether by acceleration or otherwise.

          "MAXIMUM EXCESS CASH FLOW AMOUNT": as defined in Section 2.6(c).

          "MINORITY LENDERS": (i) at any time when no Loans are outstanding, Lenders having Commitments of not less than 40% of the Aggregate Commitments, and (ii) at any time when Loans are outstanding hereunder, Lenders having outstanding Loans of not less than 40% of all Lenders' Loans.

          "MULTIEMPLOYER PLAN": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NEW LENDERS": Royal Bank of Canada, SunTrust Bank, Central Florida, N.A. and Van Kampen American Capital Prime Rate Income Trust.

          "NON-COMPETITION AGREEMENT": any non-competition or similar agreement, entered into by any Restricted Subsidiary in connection with an Acquisition.

          "NOTE" and "NOTES": as defined in Section 2.2.

          "NOTICE OF CONVERSION/CONTINUATION": a notice substantially in the form of Exhibit N.

          "OBLIGATIONS": as defined in Section 11.1.

          "OPERATING CASH FLOW": for any period, net income (or loss) of the Restricted Subsidiaries on a Consolidated basis for such period, determined in accordance with GAAP, without giving effect to extraordinary gains and losses from sales, exchanges and other dispositions of Property not in the ordinary course of business, and non-recurring items, plus the sum of, without duplication, (i) Cash Interest Expense for such period, (ii) taxes and payments under the Tax Sharing Agreement, in each case paid or accrued by the Restricted Subsidiaries during such period and (iii) depreciation, amortization and other non-cash charges for such period. Any Management Fees paid or accrued will be treated as an operating expense and deducted in the calculation of Operating Cash Flow. Solely for purposes of calculating the Leverage Ratio, Operating Cash Flow shall be adjusted on a consistent basis satisfactory to the Administrative Agent to give pro-forma effect to any acquisition, sale, exchange or disposition of Property.

          "ORIGINAL EFFECTIVE DATE": September 8, 1995.

          "PAGERS IN SERVICE": at any time, pager units which are producing revenue at such time at standard and customary billing rates.

          "PARENT GUARANTY": the guaranty set forth in Section 11.

          "PARENT INTERCOMPANY LOANS": collectively, the loans made by the Borrowers or any of their respective Subsidiaries to the Parent from time to time, provided, however, that any such loans shall be subordinated to the Parent's obligations under the USA Mobile Indentures.

          "PARENT INTERCOMPANY NOTES": collectively, the Intercompany Notes from time to time made by the Parent to one or more of its Subsidiaries to evidence loans made by such Subsidiary or Subsidiaries to the Parent to the extent permitted by Section 8.6(f), including, without limitation, the Intercompany Notes, dated September 8, 1995, made by the Parent to each of the Borrowers, as each may be amended, supplemented or otherwise modified in accordance with
Section 8.15.

          "PARENT SECURITY AGREEMENT (BANK)": the Parent Security Agreement
(Bank), dated as of September 8, 1995, made by the Parent, the Borrowers and the Subsidiary Guarantors to the Administrative Agent, as amended by Amendment No. 1, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time.

          "PARENT SECURITY AGREEMENT (9 1/2% INDENTURE)": the Parent Security Agreement (9 1/2% IndentURE), dated as of September 8, 1995, made by the Parent to the USA Mobile 9 1/2% Indenture Trustee, as amended by Amendment No. 1, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with Section 8.15.

          "PARENT SECURITY AGREEMENT (14% INDENTURE)": the Parent Security Agreement (14% Indenture), dated as of September 8, 1995, made by the Parent to the USA Mobile 14% Indenture Trustee, as amended by Amendment No. 1, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with Section 8.15.

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any Governmental Body succeeding to the functions thereof.

          "PCI HOLDING": PCI Holding Company, Inc., a Pennsylvania corporation and a wholly-owned Subsidiary of USA III.

          "PCI PA": Professional Communications, Inc., a Pennsylvania corporation and a wholly-owned Subsidiary of PCI Holding.

          "PEI": Professional Electronics, Inc., a Pennsylvania corporation and a wholly-owned Subsidiary of PCI Holding.

          "PERMITTED LIENS": Liens permitted to exist pursuant to Section 8.2.

          "PERSON": an individual, a partnership, a limited liability company, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Body or any other entity of whatever nature.

          "PLAN": any employee benefits or other plan which is covered by or subject to the minimum funding standards of Title IV of ERISA and which is maintained, or to which contributions are made, by Arch or any of its Subsidiaries or a Commonly Controlled Entity or in respect of which Arch or any of its Subsidiaries or a Commonly Controlled Entity has or may have any liability.

          "POWERS OF ATTORNEY": collectively, (i) the Powers of Attorney, each dated September 8, 1995, made by each Restricted Subsidiary in favor of the Administrative Agent and (ii) each other Power of Attorney, in substantially the form of Exhibit Q from time to time delivered to the Administrative Agent by a Restricted Subsidiary.

          "PRO-FORMA DEBT SERVICE": at any date of determination, the sum of Cash Interest Expense and all current maturities of Total Debt of the Restricted Subsidiaries (determined on a

Consolidated basis in accordance with GAAP), in each case for the period of the four fiscal quarters immediately succeeding such date of determination. Where any item of interest varies or depends upon a variable rate of interest (or other rate of interest which is not fixed for such entire four fiscal quarter period), such rate, for purposes of calculating Pro-forma Debt Service, shall be assumed to equal the Alternate Base Rate plus the Applicable Margin in effect on the date of such calculation, or, if such rate is a Eurodollar Rate, the applicable Eurodollar Rate plus the Applicable Margin in effect on the date of such calculation. Also, for purposes of calculating Pro-forma Debt Service, the principal amount of Total Debt outstanding on the date of any calculation of Pro-forma Debt Service shall be assumed to be outstanding during the entire four fiscal quarter period immediately succeeding such date, except to the extent that such Indebtedness is subject to mandatory payment of principal during such period.

          "PRO-FORMA DEBT SERVICE COVERAGE RATIO": as of the last day of any fiscal quarter, the ratio of Annualized Operating Cash Flow to Pro-forma Debt Service as of such date.

          "PROPERTY": all types of real, personal, tangible, intangible or mixed property.

          "PURCHASING LENDERS": as defined in Section 2.5(c).

          "Q MEDIA DELAWARE": Q Media Company-Paging, Inc., a Delaware corporation, and a wholly-owned Subsidiary of Q Media Alabama.

          "RELEVANT DATE": (i) in the case of each Existing Lender and each Person that becomes a Lender on the Restatement Effective Date, the Restatement Effective Date or (ii) in the case of each other Lender, the effective date of the Assignment and Acceptance Agreement pursuant to which it became a Lender.

          "REMAINING INTEREST PERIOD": (i) in the event that a Borrower shall fail for any reason to borrow a Loan in respect of which the Borrower Notice Party shall have requested a Eurodollar Advance, or to convert an Advance to, or continue an Advance as, a Eurodollar Advance after the Borrower Notice Party shall have notified the Administrative Agent of its intent to do so, a period equal to the Interest Period that the Borrower Notice Party elected in respect of such Eurodollar Advance; (ii) in the event that a Eurodollar Advance shall terminate for any reason prior to the last day of the Interest Period applicable thereto, a period equal to the remaining portion of such Interest Period if such Interest Period had not been so terminated; or (iii) in the event that a Borrower shall prepay or repay all or any part of the principal amount of a Eurodollar Advance prior to the last day of the Interest Period applicable thereto, a period equal to the period from and including the date of such prepayment or repayment to but excluding the last day of such Interest Period.

          "REPLACEMENT LENDER": as defined in Section 2.17.

          "REQUIRED LENDERS": (i) at any time when no Loans are outstanding, Lenders having Commitments of not less than 51% of the Aggregate Commitments, and (ii) at any time when Loans are outstanding hereunder, Lenders having outstanding Loans of not less than 51% of all Lenders' Loans.

          "RESTATEMENT EFFECTIVE DATE": as defined in Recital D.

          "RESTRICTED PAYMENT": as to any Restricted Subsidiary, (i) the payment or declaration by such Restricted Subsidiary of any dividend on any class of capital Stock or other equity interest (other than dividends payable solely in common Stock of such Restricted Subsidiary or other capital Stock (to the extent the same is permitted to be issued pursuant to Section 8.13), or warrants, rights or options to acquire common Stock of such Restricted Subsidiary or other capital Stock (to the extent the same is permitted to be issued pursuant to Section 8.13) or the making of any other distribution on account of any class of its capital Stock or other equity interest, (ii) the retirement, redemption, purchase or acquisition, directly or indirectly, of (a) any shares of the capital Stock of such Restricted Subsidiary (except shares acquired solely upon the conversion thereof into other shares of its capital Stock) and (b) any security convertible into, or any option, warrant or other right to acquire, shares of the capital Stock of such Restricted Subsidiary or (iii) the payment of any amount under the Tax Sharing Agreement or the Management Agreement.

          "RESTRICTED SUBSIDIARIES": the Parent and each of its Subsidiaries.

          "SEC": the Securities and Exchange Commission or any Governmental Body succeeding to the functions thereof.

          "SECURITIES ACT": the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "SELLING LENDER": as defined in Section 2.5(c).

          "SINGLE EMPLOYER PLAN": any Plan which is not a Multiemployer Plan.

          "SOLVENT": with respect to any Person on a particular date, the condition that on such date, (i) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small amount of capital.

          "SPECIAL COUNSEL": Emmet, Marvin & Martin, LLP, special counsel to
BNY.

          "STOCK": any and all shares, interests, participations, warrants or other equivalents (however designated) of corporate stock.

          "SUBSIDIARY": as to any Person, any corporation, association, partnership, joint venture or other business entity of which such Person and/or any Subsidiary of such Person, directly or indirectly, either (i) in respect of a corporation, owns or controls more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors or similar managing body, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (ii) in respect of an association, partnership, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

          "SUBSIDIARY GUARANTORS": collectively, (i) PCI Holding, PCI PA, PEI and Q Media Delaware and (ii) each Subsidiary which becomes a party to the Subsidiary Guaranty after the Restatement Effective Date pursuant to the provisions of the Subsidiary Guaranty.

          "SUBSIDIARY GUARANTY": the Subsidiary Guaranty and Subordination Agreement, dated as of September 8, 1995, made by the Subsidiary Guarantors and the Borrowers to the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

          "SUBSIDIARY SECURITY AGREEMENT (BANK)": the Subsidiary Security Agreement (Bank), dated as of September 8, 1995, made by the Subsidiary Guarantors to the Administrative Agent, as amended by Amendment No. 1, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time.

          "SUBSIDIARY SECURITY AGREEMENT (9 1/2% INDENTURE)": the Subsidiary Security Agreement (9 1/2% Indenture), dated as of September 8, 1995, made by the Subsidiary Guarantors to the USA Mobile 9 1/2% IndenturE Trustee, as amended by Amendment No. 1, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with Section 8.15.

          "SUBSIDIARY SECURITY AGREEMENT (14% INDENTURE)": the Subsidiary Security Agreement (14% Indenture), dated as of September 8, 1995, made by the Subsidiary Guarantors to the USA Mobile 14% Indenture Trustee, as amended by Amendment No. 1, dated as of the Restatement Effective Date, and as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with Section 8.15.

          "TAX": any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by a Governmental Body, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

          "TAX ON THE OVERALL NET INCOME": as to any Person, a Tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of a Lender, its Domestic Lending Office) is located or by any political subdivision or taxing authority thereof or in which that Person is deemed to be doing business on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

          "TAX SHARING AGREEMENT": the Tax Sharing Agreement, dated as of May 16, 1995, by and among Arch and certain of its Subsidiaries as amended by Amendment No. 1, dated as of September 8, 1995, and as the same may hereafter be amended, supplemented or otherwise modified from time to time in accordance with
Section 8.15.

          "TOTAL DEBT": at any date of determination, the sum of (i) the aggregate outstanding principal balance of the Loans and (ii) all other Indebtedness for borrowed money (other than trade payables incurred in the ordinary course of business) of the Restricted Subsidiaries, determined on a Consolidated basis in accordance with GAAP.

          "TRIGGERING EVENT": as defined in Section 7.16(c).

          "UNITED STATES": the United States of America (including the States thereof and the District of Columbia).

          "USA MOBILE 9 1/2% INDENTURE": the Indenture, dated as of February 7, 1994, between the PareNT and the USA Mobile 9 1/2% Indenture Trustee, pursuant to which the Parent issued the USA Mobile 9 1/2% Senior Notes.

          "USA MOBILE 9 1/2% INDENTURE TRUSTEE": United States Trust Company or its successor as trustEE under the USA Mobile 9 1/2% Indenture.

          "USA MOBILE 9 1/2% SENIOR NOTES": the 9 1/2% Senior Notes, in an aggregate principal amount EQUAL to $125,000,000, due 2004 and issued by the Parent pursuant to the USA Mobile 9 1/2% Indenture.

          "USA MOBILE 14% INDENTURE": the Indenture, dated as of December 15, 1994, between the Parent and the USA Mobile 14% Indenture Trustee, pursuant to which the Parent issued the USA Mobile 14% Senior Notes.

          "USA MOBILE 14% INDENTURE TRUSTEE": United States Trust Company or its successor as trustee under the USA Mobile 14% Indenture.

          "USA MOBILE 14% SENIOR NOTES": the 14% Senior Notes, in an aggregate principal amount equal to $100,000,000, due 2004 and issued by the Parent pursuant to the USA Mobile 14% Indenture.

          "USA MOBILE INDENTURES": collectively, the USA Mobile 9 1/2% Indenture and the USA Mobile 14% Indenture.

          "USA MOBILE INDENTURE TRUSTEES": collectively, the USA Mobile 9 1/2% Indenture Trustee and tHE USA Mobile 9 1/2% Indenture Trustee.

          "USA MOBILE SENIOR NOTES": collectively, the USA Mobile 14% Senior Notes and the USA Mobile 9 1/2% Senior Notes.

     1.2. Principles of Construction.
          --------------------------

          (a) All terms defined in this Agreement shall have the meanings given such terms herein when used in the other Loan Documents or any certificate, opinion or other document made or delivered pursuant thereto, unless otherwise defined therein.

          (b) As used in the Loan Documents and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein", "hereto" and "hereunder" and similar words when used in a Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof, and Section, schedule and exhibit references contained therein shall refer to Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein.

          (d) The word "or" shall not be exclusive; "may not" is prohibitive and not permissive.

          (e) Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

          (f) Unless specifically provided in a Loan Document to the contrary, references to a time shall refer to New York City time.

          (g) Unless specifically provided in a Loan Document to the contrary, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

          (h) References in any Loan Document to a fiscal period shall refer to that fiscal period of the Parent.


2. AMOUNT AND TERMS OF LOANS.
   -------------------------

     2.1. Loans.
          -----

          Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans (each a "LOAN" and, as the context may require, collectively with all other Loans of such Lender and/or with the Loans of each other Lender, the "LOANS") to one or more of the Borrowers from time to time during the Commitment Period, provided that immediately after giving effect thereto (i) the outstanding principal balance of such Lender's Loans shall not exceed such Lender's Commitment, and (ii) the outstanding principal balance of all Lenders' Loans shall not exceed the Aggregate Commitments. During the Commitment Period, the Borrowers may borrow, prepay in whole or in part and reborrow under the Aggregate Commitments, all in accordance with the terms and conditions of this Agreement. THE LIABILITY OF THE BORROWERS UNDER THE LOAN DOCUMENTS SHALL BE JOINT AND SEVERAL.

     2.2. Notes.
          -----

          The Loans made by each Lender shall be evidenced by a promissory note of the Borrowers, substantially in the form of Exhibit B, with appropriate insertions therein as to date and principal amount (each, as indorsed or modified from time to time, a "NOTE" and, collectively with the Notes of each other Lender, the "NOTES"), payable to the order of such Lender for the account of its Applicable Lending Office and representing the joint and several obligation of the Borrowers to pay the lesser of (i) the original amount of the Commitment of such Lender and (ii) the aggregate unpaid principal balance of all Loans made by such Lender to all Borrowers, in each case with interest thereon as prescribed in Section 2.8. Each Note shall (a) be dated the Restatement Effective Date, (b) be stated to mature on the Maturity Date and (c) bear interest from the date thereof on the unpaid principal balance thereof at the applicable interest rate or rates per annum determined as provided in Section
2.8. Interest on each Note shall be payable as specified in Section 2.8.

     2.3. Procedure for Borrowing.
          -----------------------

          (a) The Borrowers may borrow under the Aggregate Commitments on any Business Day during the Commitment Period, provided that the Borrower Notice Party shall notify the Administrative Agent (by telephone or fax) no later than 11:00 a.m. (A) three Business Days prior to the requested Borrowing Date in the case of Eurodollar Advances and (B) one Business Day prior to the requested Borrowing Date in the case of ABR Advances, in each case specifying (1) the aggregate principal amount to be borrowed under the Commitments, (2) the identity of the Borrower to whom each Advance is to be made and the amount of the requested Advance to be made to such Borrower, (3) the requested Borrowing Date, (4) whether such borrowing is to consist of one or more Eurodollar Advances, ABR Advances, or a combination thereof and (5) if the borrowing is to consist of one or more Eurodollar Advances, the length of the Interest Period or Periods for each such Eurodollar Advance (subject to the provisions of the definition of Interest Period). Each such notice shall be irrevocable and confirmed immediately by delivery to the Administrative Agent of a Borrowing Request. Each ABR Advance shall be in an aggregate principal amount equal to $100,000 or a whole multiple of $100,000 in excess thereof, or, if less, the unused amount of the Aggregate Commitments, and each Eurodollar Advance shall be in an aggregate principal amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. If, with respect to any borrowing, the Borrower Notice Party shall fail to give due notice as provided in this Section, the applicable Borrower(s) shall be deemed to have selected an ABR Advance for such borrowing. Each Borrower shall notify the Borrower Notice Party of its request for borrowings, and the Borrower Notice Party shall relay such request to the Administrative Agent. The Administrative Agent and the Lenders are hereby expressly authorized to deal solely with the Borrower Notice Party (and not with the individual Borrowers) in all cases.

          (b) Upon receipt of such notice of borrowing from the Borrower Notice Party, the Administrative Agent shall promptly notify each Lender thereof. Subject to its receipt of the notice referred to in the preceding sentence, each Lender will make the amount of its Commitment Percentage of each such borrowing available to the Administrative Agent for the account of the applicable Borrower at the office of the Administrative Agent set forth in Section 12.2 not later than 1:00 p.m., on the relevant Borrowing Date requested by the Borrower Notice Party, in funds immediately available to the Administrative Agent at such office. The amounts so made available to the Administrative Agent on such Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement as determined by the Administrative Agent, be made available on such date to such Borrower by the Administrative Agent at the office of the Administrative Agent specified in Section 12.2 by crediting the account of such Borrower on the books of such office with the aggregate of said amounts received by the Administrative Agent. Unless the Administrative Agent shall have received prior notice from a Lender (by telephone or otherwise, such notice to be confirmed by telecopy or other writing) that it will not make available to the Administrative Agent its Commitment Percentage of any Loans requested by the Borrower Notice Party, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the requested Borrowing Date in accordance with this Section, provided that such Lender received notice of the proposed borrowing from the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made such share available to the Administrative Agent, such Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the applicable Borrower until the date such amount is paid to the Administrative Agent, at a rate per annum equal to, in the case of the Borrowers, the applicable interest rate set forth in Section 2.8, and, in the case of such Lender, the Federal Funds Rate in effect on such date (as determined by the Administrative Agent). Such payment by any Borrower, however, shall be without prejudice to its rights against such Lender. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid (excluding, however, any interest payable on such amount) shall constitute such Lender's Loan as part of such Loans for purposes of this Agreement, which Loan shall be deemed to have been made by such Lender on the Borrowing Date applicable to such Loans.

          (c) If a Lender makes a new Loan to a Borrower on a Borrowing Date on which such Borrower is to repay a Loan from such Lender, such Lender shall apply the proceeds of such new Loan to make such repayment, and only the excess of the proceeds of such new Loan over the Loan being repaid need be made available to the Administrative Agent.

          (d) Notices of borrowing given by telephone shall be deemed given when made by telephone and the Administrative Agent and the Lenders may rely thereon whether or not such notice is confirmed by the delivery of a Borrowing Request.

     2.4. Termination or Reduction of the Aggregate Commitments.
          -----------------------------------------------------

          (a) VOLUNTARY REDUCTIONS. The Borrowers shall have the right, upon at least three Business Days' prior written notice from the Borrower Notice Party to the Administrative Agent, at any time to terminate the Aggregate Commitments or from time to time to reduce permanently the unused amount of the Aggregate Commitments to an amount not less than the aggregate principal amount of the Loans then outstanding (after giving effect to any contemporaneous payment or prepayment thereof). Any such reduction shall be in the amount of $1,000,000 or a whole multiple of $500,000 in excess thereof.

          (b) MANDATORY SCHEDULED REDUCTIONS. On the dates set forth below, the Aggregate Commitments shall be permanently reduced to the following amounts:

                                       Amount of
                                       Aggregate
                  Date                 Commitments
                  ----                 -----------

         June 30, 2000                $75,000,000
         June 30, 2001                $50,000,000
         June 30, 2002                $    -0-


          (c) MANDATORY REDUCTIONS OF THE AGGREGATE COMMITMENTS RELATING TO INSURANCE PROCEEDS. The Aggregate Commitments shall be permanently reduced in an amount equal to the amount of any mandatory prepayment of the Loans required to be made pursuant to Section 2.6(d).

          (d) MANDATORY REDUCTIONS OF THE AGGREGATE COMMITMENTS RELATING TO EXCESS CASH FLOW. The Aggregate Commitments shall be permanently reduced in an amount equal to the amount of any mandatory prepayment of the Loans required to be made pursuant to Section 2.6(c).

          (e) IN GENERAL. (i) Any reduction of the Aggregate Commitments pursuant to Sections 2.4(c) and 2.4(d) shall be applied to the reduction, on a "pro rata weighted basis" (as described in clause (ii) below), of the remaining reductions in the amount of the Aggregate Commitments set forth in Section 2.4(b). Reductions of the Aggregate Commitments shall be applied pro rata according to the Commitment of each Lender. Simultaneously with each reduction of the Aggregate Commitments, the Borrowers shall pay the Commitment Fee accrued through the date of such reduction on the amount by which the Aggregate Commitments have been reduced.

               (ii) The application of reductions of the Aggregate Commitments pursuant to Sections 2.4(c) and 2.4(d) to the remaining scheduled reductions of the Aggregate Commitments set forth in Section 2.4(b), shall be determined by multiplying the amount of the reduction of the Aggregate Commitments pursuant to Sections 2.4(c) and 2.4(d) by a fraction (not in excess of 1), the numerator of which shall be the difference between (x) the amount of the Aggregate Commitments immediately prior to the scheduled reduction in question (without giving effect to the contemporaneous reduction pursuant to Section 2.4(c) or
(d)) and (y) the maximum amount of the Aggregate Commitments after giving effect to such scheduled reduction and the denominator of which shall be the amount of the Aggregate Commitments on June 29, 2000 without giving effect to any reduction in the amount of the Aggregate Commitments required on or before such date pursuant to Section 2.4(c) or (d). The application of this clause (ii) is illustrated on Schedule 2.4.

     2.5. Increases in Aggregate Commitments.
          ----------------------------------

          (a) INCREASE ON THE RESTATEMENT EFFECTIVE DATE. Subject to the satisfaction of the conditions to effectiveness set forth in Section 5, on and as of the Restatement Effective Date, the Commitment of each Lender shall be as set forth in Exhibit A to this Agreement and each of the New Lenders shall become Lenders for all purposes under this Agreement, and shall have all of the rights, duties and obligations of Lenders under the Loan Documents.

          (b) Increase After the Restatement Effective Date.

               (i) Provided that no Default or Event of Default shall exist immediately before and after giving effect thereto, subject to the provisions of this Section, the Borrowers may elect that the Aggregate Commitments be increased to $115,000,000. Such election shall be made in a writing delivered by the Borrower Notice Party to the Administrative Agent which shall, in turn, promptly deliver a copy thereof to each Lender.

               (ii) In the event that the Borrowers have elected to increase the Aggregate Commitments (A) the Borrower Notice Party may request that a specific Lender or Lenders assume all or a portion of such increase and no Lender shall have a right to assume all or a portion of such increase, (B) any Lender may (but is not obligated to) elect to increase its Commitment and (C) with the written consent of the Administrative Agent (such consent not to be unreasonably withheld), one or more additional banks or other financial institutions may, by execution of this Agreement, become parties hereto and undertake Commitments hereunder and any such bank or other financial institution shall thereafter for all purposes be treated as a Lender as though it had been an original signatory to this Agreement. To the extent that no such Lender or acceptable additional banks or other financial institutions is willing to increase its Commitment or undertake a Commitment, as the case may be, the Aggregate Commitments shall not be increased.

               (iii) Upon any increase of the Aggregate Commitments pursuant to this Section, (A) the Administrative Agent shall revise Exhibit A and Schedule
1.1 accordingly and (B) the Borrowers shall issue to each Lender increasing its Commitment and each new bank or financial institution assuming a Commitment a
Note in the aggregate principal amount equal to such Lender's or such new bank's or financial institution's Commitment.

          (c) Certain Adjustments to Loans and Commitment Percentages.
              -------------------------------------------------------

               (i) CERTAIN SALES OF LOANS. In the event that as the result of the occurrence of any Adjustment Event, any Lender's Commitment Percentage is greater or less than such Lender's Commitment Percentage immediately before the occurrence of such Adjustment Event, whether as the result of new Lenders becoming parties hereto, an increase in the Commitment of any Lender or otherwise, each Lender whose Commitment Percentage is increasing and each new Lender assuming a Commitment (each a "PURCHASING LENDER") shall pay to the Administrative Agent for the account of each Lender whose Commitment Percentage is decreasing (each a "SELLING LENDER"), such amount as may be necessary so that the outstanding principal balance of Loans of each Purchasing Lender and each Selling Lender, respectively, shall equal its Commitment Percentage of the aggregate outstanding principal balance of all Loans after giving effect to such Adjustment Event, and the Administrative Agent shall distribute such amounts among the Selling Lenders accordingly. Such amounts shall be paid by each Purchasing Lender on the applicable Adjustment Event Date in immediately available funds.

               (ii) COMPENSATION OF SELLING LENDERS. For purposes of Section 2.13, each sale or adjustment under subsection (c)(i) above shall be deemed to be a partial prepayment by the Borrowers, on the applicable Adjustment Event Date, of each Eurodollar Advance then outstanding (an "AFFECTED EURODOLLAR ADVANCE"). Each Selling Lender shall be entitled to compensation payable on the applicable Adjustment Event Date in an amount equal to the amount determined under Section 2.13 (calculated on the assumption that the Borrower had repaid such Affected Eurodollar Advance in full on the applicable Adjustment Event
Date) MULTIPLIED by a fraction, the numerator of which is such Selling Lender's Commitment Percentage immediately after the Adjustment Event and the denominator of which is such Selling Lender's Commitment Percentage immediately before the Adjustment Event.

               (iii) COMPENSATION OF PURCHASING LENDERS. Each Purchasing Lender shall be entitled to compensation with respect to an Affected Eurodollar Advance only if the Eurodollar Rate in effect two Business Days prior to the applicable Adjustment Event Date (as may reasonably be determined by such Purchasing Lender) exceeds the Eurodollar Rate applicable to such Affected Eurodollar Advance. In such event, each Purchasing Lender shall be entitled to compensation payable on the last day of the Interest Period applicable to such Affected Eurodollar Advance in the amount determined under Section 2.13 (calculated on the assumption that such Affected Eurodollar Advance was terminated prior to the last day of the Interest Period applicable thereto and that such

                        *CONFIDENTIAL TREATMENT REQUESTED

Purchasing Lender was a Lender on the first day of such Interest Period), provided, however, that in applying the formula set forth in Section 2.13, "A" shall be such Purchasing Lender's Commitment Percentage immediately after the Adjustment Event Date minus its Commitment Percentage, if any, immediately before the Adjustment Event Date; "C" shall be the Eurodollar Rate in effect two Business Days prior to the applicable Adjustment Event Date and "D" shall be the number of days from and including the applicable Adjustment Event Date to but excluding the last day of such Interest Period.

2.6. Prepayments of the Loans.
     ------------------------

          (a) VOLUNTARY PREPAYMENTS. Any Borrower may, at its option, prepay its Loans, in whole or in part, at any time and from time to time, by notifying the Administrative Agent through the Borrower Notice Party in writing at least one Business Day prior to the proposed prepayment date in the case of ABR Advances, and at least three Business Days prior to the proposed prepayment date in the case of Eurodollar Advances, in each case specifying (i) whether the Loans to be prepaid consist of an ABR Advance, a Eurodollar Advance or a combination thereof, (ii) the amount to be prepaid, (iii) the date of prepayment and (iv) the identity of the Borrower whose Loans are being prepaid. Such notice shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified, together with accrued interest to the date of such payment on the amount prepaid. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender in respect thereof. Partial prepayments of the Loans shall be in an aggregate principal amount of $1,000,000 or such amount plus a whole multiple of $100,000 in excess thereof or, if less, the outstanding principal balance of the Loans. After giving effect to any partial prepayment with respect to Eurodollar Advances which were made (whether as the result of a borrowing or a conversion) on the same date and which had the same Interest Period, the outstanding principal amount of such Eurodollar Advances made (whether as the result of a borrowing or a conversion) shall not be less than (subject to Section 2.7) $500,000.

          (b) MANDATORY PREPAYMENTS OF LOANS RELATING TO REDUCTIONS OF THE AGGREGATE COMMITMENTS. Simultaneously with each reduction of the Aggregate Commitments under Section 2.4, the Borrowers shall prepay the Loans by the amount, if any, by which the aggregate unpaid principal balance of the Loans exceeds the amount of the Aggregate Commitments as so reduced.

          (c) MANDATORY PREPAYMENTS OF LOANS RELATING TO EXCESS CASH FLOW. On the date which is 90 days after the end of each fiscal year (commencing with the fiscal year ending December 31, 1997), if the Leverage Ratio at the end of such fiscal year is greater than *, the Borrowers shall make a prepayment of the Loans in an aggregate amount equal to the lesser of (i) 80% of Excess Cash Flow (the "MAXIMUM EXCESS CASH FLOW AMOUNT") and (ii) the portion of the Maximum Excess Cash Flow Amount which will reduce the Leverage Ratio to * at the end of such fiscal year.

          (d) MANDATORY PREPAYMENTS OF LOANS RELATING TO INSURANCE. The Borrowers shall prepay the Loans in the amounts, at the times and to the extent required by Section 7.5(b) in connection with the receipt of insurance proceeds.

          (e) IN GENERAL. Unless otherwise specified by the Borrower Notice Party, each prepayment of Loans shall first be applied to ABR Advances. If any prepayment is made in respect of any Eurodollar Advance, in whole or in part, prior to the last day of the applicable Interest Period, each Borrower agrees to indemnify the Lenders in accordance with Section 2.13.

     2.7. Conversions and Continuations.
          -----------------------------

          (a) A Borrower may elect from time to time to convert its Eurodollar Advances to ABR Advances by the Borrower Notice Party giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election (confirmed by the delivery of a Notice of Conversion/Continuation), specifying the amount to be so converted, provided, that any such conversion of Eurodollar Advances shall only be made on the last day of the Interest Period applicable thereto. In addition, a Borrower may elect from time to time to (i) convert its ABR Advances to Eurodollar Advances and (ii) to continue its Eurodollar Advances by selecting a new Interest Period therefor, in each case by the Borrower Notice Party giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (confirmed by the delivery of a Notice of Conversion/Continuation), in the case of a conversion to or continuation of Eurodollar Advances, specifying the amount to be so converted and the Interest Period relating thereto, provided that any such conversion of ABR Advances to Eurodollar Advances shall only be made on a Business Day and any such continuation of Eurodollar Advances shall only be made on the last day of the Interest Period applicable to the Eurodollar Advances which are to be continued as new Eurodollar Advances. The Administrative Agent shall promptly provide the Lenders with a copy of each such Notice of Conversion/Continuation. ABR Advances and Eurodollar Advances may be converted or continued pursuant to this Section in whole or in part, provided that conversions of ABR Advances to Eurodollar Advances or continuations of Eurodollar Advances, shall be in an aggregate principal amount of $500,000 or such amount plus a whole multiple of $100,000 in excess thereof. If, with respect to any conversion of a Loan from one interest rate basis to another, the Borrower Notice Party shall fail to give due notice as provided in this Section, such Loan shall be automatically converted to an ABR Advance upon the expiration of the Interest Period with respect thereto.

          (b) Notwithstanding anything in this Section to the contrary, no ABR Advance may be converted to a Eurodollar Advance, and no Eurodollar Advance may be continued, if any Borrower, the Borrower Notice Party or the Administrative Agent has knowledge that a Default or Event of Default has occurred and is continuing either (i) at the time the Borrower Notice Party shall notify the Administrative Agent of a Borrower's election to convert or continue or (ii) on the requested Conversion/Continuation Date. In such event, such ABR Advance shall be automatically continued as an ABR Advance or such Eurodollar Advance shall be automatically converted to an ABR Advance on the last day of the Interest Period applicable to such Eurodollar Advance. If an Event of Default shall have occurred and be continuing, the Administrative Agent may and, at the request of the Required Lenders, shall notify the Borrowers by giving notice to Borrower Notice Party (by telephone or otherwise) on their behalf that all, or such lesser amount as the Administrative Agent and the Required Lenders shall designate, of the outstanding Eurodollar Advances shall be automatically converted to ABR Advances, in which event such Eurodollar Advances shall be automatically converted to ABR Advances on the date such notice is given. In the event that Eurodollar Advances are converted to ABR Advances at the request of the Required Lenders or the Administrative Agent, as the case may be, pursuant to the preceding sentence, no Lender shall be entitled to an indemnity described in Section 2.13 with respect to the Eurodollar Advances so converted.

          (c) Each conversion or continuation shall be effected by each Lender by applying the proceeds of its new ABR Advance or Eurodollar Advance, as the case may be, to its Advances (or portion thereof) being converted or continued (it being understood that such conversion or continuation shall not constitute a borrowing for purposes of Sections 4, 5 or 6). Accrued interest on the Advance (or portion thereof) being converted shall be paid by the applicable Borrower at the time of conversion.

          (d) Without in any way limiting the obligation of the Borrower Notice Party to confirm in writing any telephonic notice of a conversion or continuation given to the Administrative Agent, the Administrative Agent may act without liability upon the basis of telephonic notice of such conversion or continuation believed by the Administrative Agent in good faith to be from an authorized officer of the Borrower Notice Party prior to receipt of written confirmation. In each such case, each Borrower waives the right to dispute the Administrative Agent's record of the terms of such telephone notice of such conversion or continuation.

          (e) Except as provided in the last sentence of subsection (b) above, if any prepayment is made under this Section with respect to any Eurodollar Advances, in whole or in part, prior to the last day of the applicable Interest Period, the Borrowers agree to indemnify the Lenders in accordance with Section 2.13.

     2.8. Interest Rate and Payment Dates.
          -------------------------------

          (a) PRIOR TO MATURITY. Prior to maturity, the outstanding principal balance of the Loans shall bear interest on the unpaid principal amount thereof at the applicable interest rate or rates per annum set forth below:

          ADVANCES                                   RATE
          --------                                   ----

       Each ABR Advance            Alternate Base Rate plus the Applicable
                                   Margin applicable to ABR Advances.

       Each Eurodollar Advance     Eurodollar Rate for the applicable Interest
                                   Period plus the Applicable Margin applicable to Eurodollar Advances.

          (b) LATE CHARGES. If all or any portion of the principal amount of or interest payable on any of the Loans or any other amount payable by any Borrower to the Administrative Agent or any Lender under the Loan Documents shall not be paid when due (whether at the stated maturity thereof, by acceleration or otherwise), such overdue principal shall bear interest at a rate of interest per annum equal to 2% above the rate which would otherwise be applicable pursuant to
Section 2.8(a) and such overdue interest or other amount shall, to the extent permitted by law, bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus 2%, in each case from the date of such nonpayment until paid in full (before as well as after judgment).

          (c) IN GENERAL. Interest on (i) ABR Advances to the extent based on the BNY Rate shall be calculated on the basis of a 365 or 366-day year (as the case may be) and (ii) ABR Advances to the extent based on the Federal Funds Rate and Eurodollar Advances shall be calculated on the basis of a 360-day year, in each case for the actual number of days elapsed, including the first day but excluding the last. Interest on each Loan shall be payable in arrears on each Interest Payment Date applicable thereto and upon payment (including prepayment) in full thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall, as soon as practicable following request therefor, notify the Borrower Notice Party and the Lenders of the effective date and the amount of each such change in the Alternate Base Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrowers to pay interest on the Loans in the amounts and on the dates required. Each determination of the Alternate Base Rate or a Eurodollar Rate by the Administrative Agent pursuant to this Agreement shall be conclusive and binding on the Borrowers and the Lenders absent manifest error. At no time shall the interest rate payable on the Loans, together with the Commitment Fees and all other fees and other amounts payable under the Loan Documents, to the extent same are construed to constitute interest, exceed the Highest Lawful Rate. If interest payable to a Lender on any date would exceed the maximum amount permitted by the Highest Lawful Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Highest Lawful Rate, shall be increased by the unpaid amount of such reduction. Any interest actually received for any period in excess of such maximum allowable amount for such period shall be deemed to have been applied as a prepayment of the Loans. Each Borrower acknowledges that to the extent interest payable on the ABR Advances is based on the BNY Rate, such BNY Rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on the ABR Advances on the BNY Rate, the Lenders have not committed to charge, and the Borrowers have not in any way bargained for, interest based on a lower or the lowest rate at which the Lenders may now or in the future make loans to other borrowers.

     2.9. Substituted Interest Rate
          -------------------------

          In the event that (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that by reason of circumstances affecting the interbank eurodollar market either adequate and reasonable means do not exist for ascertaining the Eurodollar Rate applicable pursuant to Section 2.8 or (ii) the Required Lenders shall have notified the Administrative Agent that they have determined (which determination shall be conclusive and binding on the Borrowers) that the applicable Eurodollar Rate will not adequately and fairly reflect the cost to such Lenders of maintaining or funding loans bearing interest based on such Eurodollar Rate, with respect to any portion of the Loans that the Borrower Notice Party has requested be made as Eurodollar Advances or Eurodollar Advances that will result from the requested conversion of any portion of the Loans into Eurodollar Advances (each, an "Affected Advance"), the Administrative Agent shall promptly notify the Borrower Notice Party and the Lenders (by telephone or otherwise, to be promptly confirmed in writing) of such determination, on or, to the extent practicable, prior to the requested Borrowing Date or Conversion/Continuation Date for such Affected Advances. If the Administrative Agent shall give such notice, (a) any Affected Advances shall be made as ABR Advances, (b) the Loans (or any portion thereof) that were to have been converted to Affected Advances shall be converted to ABR Advances and (c) any outstanding Affected Advances shall be converted, on the last day of the then current Interest Period with respect thereto, to ABR Advances. Until any notice under clauses (i) or (ii), as the case may be, of this Section has been withdrawn by the Administrative Agent (by notice to the Borrower Notice Party promptly upon either (x) the Administrative Agent having determined that such circumstances affecting the interbank eurodollar market no longer exist and that adequate and reasonable means do exist for determining the Eurodollar Rate pursuant to
Section 2.8 or (y) the Administrative Agent having been notified by such Required Lenders that circumstances no longer render the Loans (or any portion thereof) Affected Advances), no further Eurodollar Advances shall be required to be made by the Lenders, nor shall the Borrowers have the right to convert all or any portion of the Loans to Eurodollar Advances.

     2.10. Taxes.
           -----

          (a) PAYMENTS TO BE FREE AND CLEAR. Provided that all documentation, if any, then required to be delivered by any Lender or the Administrative Agent pursuant to subsection (c) has been delivered, all sums payable by the Borrowers under the Loan Documents shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Tax (other than a Tax on the Overall Net Income of any Lender (for which payment need not be free and clear but no deduction or withholding shall be made unless then required by applicable law)) imposed, levied, collected, withheld or assessed by or within the United States or any political subdivision in or of the United States or any other jurisdiction from or to which a payment is made by or on behalf of the Borrowers or by any federation or organization of which the United States or any such jurisdiction is a member at the time of payment.

          (b) GROSSING-UP OF PAYMENTS. If any Borrower or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by the Borrower to the Administrative Agent or any Lender under any of the Loan Documents:

               (i) The Borrower Notice Party shall notify the Administrative Agent and such Lender of any such requirement or any change in any such requirement as soon as any Borrower becomes aware of it;

               (ii) The Borrowers shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Borrower) for its own respective account or (if that liability is imposed on the Administrative Agent or such Lender, as the case may be) on behalf of and in the name of the Administrative Agent or such Lender;

               (iii) the sum payable by the Borrowers to the Administrative Agent or a Lender in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, the Administrative Agent or such Lender, as the case may be, receives on the due date therefor a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

               (iv) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, the Borrower Notice Party shall deliver to the Administrative Agent and the applicable Lender evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant Governmental Body;

provided that no such additional amount shall be required to be paid to any Lender under clause (iii) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof) or after the date of the Assignment and Acceptance Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such Assignment and Acceptance, as the case may be, in respect of payments to such Lender.

          (c) U.S. TAX CERTIFICATES. Each Lender that is organized under the laws of any jurisdiction other than the United States shall deliver to the Administrative Agent for transmission to the Borrowers, on or prior to the Restatement Effective Date (in the case of each Lender listed on the signature pages hereof) or on the effective date of the Assignment and Acceptance Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of the Borrower Notice Party or the Administrative Agent (each in the reasonable exercise of its discretion), such certificates, documents or other evidence, properly completed and duly executed by such Lender (including, without limitation, Internal Revenue Service Form 1001 or Form 4224 or any other certificate or statement of exemption required by Treasury Regulations Section 1.1441- 4(a) or Section 1.1441-6(c) or any successor thereto) to establish that such Lender is not subject to deduction or withholding of United States federal income tax under Section 1441 or 1442 of the Code or otherwise (or under any comparable provisions of any successor statute) with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents, provided, however, that notwithstanding the foregoing, an Existing Lender which delivered the applicable certificates, documents or other evidence prior to the Restatement Effective Date shall not be obligated to deliver the same on the Restatement Effective Date unless the certificates, documents or other evidence theretofore submitted is no longer accurate. No Borrower shall be required to pay any additional amount to any such Lender under subsection (b)(iii) if such Lender shall have failed to satisfy the requirements of the immediately preceding sentence; provided that if such Lender shall have satisfied such requirements on or before the Restatement Effective Date (in the case of each Lender listed on the signature pages hereof) or on the effective date of the Assignment and Acceptance Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection shall relieve any Borrower of its obligation to pay any additional amounts pursuant to subsection (b)(iii) in the event that, as a result of any change in applicable law, such Lender is no longer properly entitled to deliver certificates, documents or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in the immediately preceding sentence.

          (d) The agreements in this Section shall survive the termination of the Aggregate Commitments and the payment of all amounts payable under the Loan Documents.

     2.11. Illegality.
           ----------

          Notwithstanding any other provisions herein, if any law, regulation, treaty or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain its Eurodollar Advances as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Advances or convert ABR Advances to Eurodollar Advances, as the case may be, shall forthwith be suspended and (b) such Lender's Loans then outstanding as Eurodollar Advances affected hereby, if any, shall be converted automatically to ABR Advances on the last day of the then current Interest Period applicable thereto or within such earlier period as required by law. If the commitment of any Lender with respect to Eurodollar Advances is suspended pursuant to this Section and such Lender shall notify the Administrative Agent and the Borrower Notice Party that it is once again legal for such Lender to make or maintain Eurodollar Advances, such Lender's commitment to make or maintain such Eurodollar Advances shall be reinstated.

     2.12. Increased Costs.
           ---------------

          In the event that any law, regulation, treaty or directive enacted or promulgated, approved or issued after the Relevant Date, or any change after the Relevant Date in any presently existing law, regulation, treaty or directive therein or in the interpretation or application thereof by any Governmental Body charged with the administration thereof or compliance by any Lender (or any corporation directly or indirectly owning or controlling such Lender) with any request or directive from any central bank or other Governmental Body:

          (a) does or shall subject any Lender to any Tax of any kind whatsoever with respect to any Eurodollar Advances or its obligations under this Agreement to make Eurodollar Advances, or change the basis of taxation of payments to any Lender of principal, interest or any other amount payable hereunder in respect of its Eurodollar Advances, including any Tax required to be withheld from any amounts payable under the Loan Documents (except for imposition of, or change in the rate of, Tax on the Overall Net Income of such Lender or its Applicable Lending Office by the jurisdiction in which such Lender is incorporated or has its principal office or such Applicable Lending Office, including, in the case of Lenders incorporated in any state in the United States, such tax imposed by the United States); or

          (b) does or shall impose, modify or make applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender in respect of its Eurodollar Advances which is not otherwise included in the determination of the Eurodollar Rate;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing, converting or maintaining its Eurodollar Advances hereunder or its commitment to make such Loans, or to reduce any amount receivable hereunder in respect of its Eurodollar Advances, then, in any such case, the Borrowers shall, within 10 days of such Lender's demand therefor, pay such Lender any additional amounts necessary to compensate such Lender for such additional cost or reduction in such amount receivable which such Lender deems to be material as determined by such Lender, provided, however, that nothing in this Section shall require the Borrowers to indemnify the Lenders with respect to withholding Taxes for which the Borrowers have no obligation under Section 2.10. No failure by any Lender to demand compensation for any increased cost under this Section shall constitute a waiver of such Lender's right to demand such compensation at any time, provided that such Lender shall notify the Borrower Notice Party of any such increased cost within 90 days after the officer of such Lender having primary responsibility for this Agreement has obtained knowledge of such increased cost. A statement in reasonable detail setting forth the calculations of any additional amounts payable pursuant to the foregoing sentence submitted by a Lender to the Borrower Notice Party shall be conclusive absent manifest error. The agreements in this Section shall survive the termination of the Aggregate Commitments and the payment of all amounts payable under the Loan Documents. Nothing in this Section is intended to affect the right of the Existing Lenders to payment of amounts under this Section for the period prior to the Restatement Effective Date and such right shall be determined under the provisions of the Existing Credit Agreement.

     2.13. Indemnification for Loss.
           ------------------------

          Notwithstanding anything contained herein and in addition to the rights of a Lender under Section 2.5(c), if any Borrower shall fail to borrow or convert or continue on a Borrowing Date or Conversion/Continuation Date after the Borrower Notice Party shall have given notice to do so in which it shall have requested on such Borrower's behalf a Eurodollar Advance pursuant to
Section 2.3(a) or 2.7 or if a Eurodollar Advance shall be terminated for any reason (subject to the last sentence of Section 2.7(b)), prior to the last day of the Interest Period applicable thereto, or if, while a Eurodollar Advance is outstanding, any repayment or prepayment of such Eurodollar Advance is made or deemed to be made for any reason (including, without limitation, as a result of acceleration or illegality) on a date which is prior to the last day of the Interest Period applicable thereto, the Borrowers agree to indemnify each Lender against, and to pay directly to such Lender within ten days after such Lender's demand therefor, any loss or expense suffered by such Lender as a result of such failure to borrow, termination or repayment, including without limitation, an amount, if greater than zero, equal to:

            A    x     (B-C)    x        D
                                        ---
                                        360

where:

"A" equals such Lender's pro rata share of the Affected Principal Amount;

"B" equals the Eurodollar Rate (expressed as a decimal) applicable to such Advance;

"C" equals the applicable Eurodollar Rate (expressed as a decimal) in effect on or about the first day of the applicable Remaining Interest Period, based on the applicable rates offered or bid on or about such date, for deposits in an amount equal approximately to such Lender's pro rata share of the Affected Principal Amount with an Interest Period equal approximately to the applicable Remaining Interest Period, as determined by the Administrative Agent;

"D" equals the number of days from and including the first day of the applicable Remaining Interest Period to but excluding the last day of such Remaining Interest Period;

and any other out-of-pocket loss or expense (including any internal processing charge customarily charged by such Lender) suffered by such Lender in liquidating or employing deposits acquired to fund or maintain the funding of the Affected Principal Amount, or redeploying funds prepaid or repaid, in amounts which correspond to such Lender's pro rata share of such proposed borrowing, conversion, terminated Eurodollar Advance, prepayment or repayment. Each determination by the Administrative Agent or a Lender pursuant to this Section shall be conclusive and binding on the Borrowers absent manifest error. Each Lender has indicated that, if any Borrower elects to borrow or convert to or continue Eurodollar Advances, such Lender may wish to purchase one or more deposits in order to fund or maintain its funding of its Eurodollar Advances during the Interest Period in question; it being understood that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid on such

Eurodollar Advances and for purposes of determining amounts owing under Sections 2.10, 2.12 and 2.13. Each Lender shall be entitled to fund and maintain its funding of all or any part of each Eurodollar Advance made by it in any manner it sees fit, but all such determinations shall be made as if such Lender had actually funded and maintained its funding of such Eurodollar Advance during the applicable Interest Period through the purchase of deposits in an amount equal to such Eurodollar Advance and having a maturity corresponding to such Interest Period.

     2.14. Survival of Certain Obligations.
           -------------------------------

          The obligations of the Borrowers under Sections 2.9, 2.10, 2.11, 2.12, 2.13, 12.5 and 12.10 shall survive the termination of the Aggregate Commitments, the payment of the Notes and all other amounts payable under the Loan Documents.

     2.15. Use of Proceeds.
           ---------------

          The proceeds of the Loans shall be used solely, directly or indirectly, (i) to make Parent Intercompany Loans to the Parent to enable the Parent to repurchase, on terms and conditions satisfactory to the Administrative Agent, USA Mobile Senior Notes in an amount not to exceed the sum of (x) $10,000,000, and (y) the amount of any increases to the Aggregate Commitments made pursuant to Section 2.5(b) (not in excess of $5,000,000), (ii) for the Borrowers' general corporate purposes not inconsistent with the provisions hereof, including, without limitation, for Capital Expenditures and for working capital purposes and (iii) to pay the reasonable out-of-pocket fees and expenses incurred by the Borrowers in connection with the Loan Documents and to make Parent Intercompany Loans to enable the Parent to pay such fees and expenses. Notwithstanding anything to the contrary contained in any Loan Document, the Borrowers agree that no part of the proceeds of any Loan will be used, directly or indirectly, for a purpose which violates any law, including, without limitation, the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended.

     2.16. Capital Adequacy.
           ----------------

          If (i) the enactment or promulgation of, or any change or phasing in of, any United States or foreign law or regulation or in the interpretation thereof after the Relevant Date by any Governmental Body charged with the administration thereof, (ii) compliance with any directive or guideline from any central bank or United States or foreign Governmental Body (whether having the force of law) promulgated or made after the Relevant Date, or (iii) compliance with the Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System as set forth in 12 CFR Parts 208 and 225, or of the Comptroller of the Currency, Department of the Treasury, as set forth in 12 CFR Part 3, or similar legislation, rules, guidelines, directives or regulations of any applicable United States or foreign Governmental Body affects or would affect the amount of capital required to be maintained by a Lender (or any lending office of such Lender) or any corporation directly or indirectly owning or controlling such Lender, or imposes any restriction on or otherwise adversely affects such Lender (or any lending office of such Lender) or any corporation directly or indirectly owning or controlling such Lender, and such Lender shall have determined that such enactment, promulgation, change or compliance has the effect of reducing the rate of return on such Lender's capital or the asset value to such Lender of any Loan made by such Lender as a consequence, directly or indirectly, of its obligations to make and maintain the funding of its Loans at a level below that which such Lender could have achieved but for such enactment, promulgation, change or compliance (after taking into account such Lender's policies regarding capital adequacy) by an amount deemed by such Lender to be material, then, upon demand by such Lender, the Borrowers shall promptly pay to such Lender such additional amount or amounts as shall be sufficient to compensate such Lender for such reduction in such rate of return or asset value. A certificate in reasonable detail as to such amounts submitted to the Borrower Notice Party and the Administrative Agent setting forth the determination of such amount or amounts that will compensate such Lender for such reductions shall be presumed correct absent manifest error. Nothing in this Section is intended to affect the right of the Existing Lenders to payment of amounts under this Section for the period prior to the Restatement Effective Date and such right shall be determined under the provisions of the Existing Credit Agreement.

     2.17. Substitution of Lender.
           ----------------------

          (a) In the event that the Borrowers become obligated to pay additional amounts to any Lender pursuant to Sections 2.10, 2.12 or 2.16 in an aggregate amount in excess of $50,000, the Borrower Notice Party on behalf of the Borrowers may, within 60 days of the demand by such Lender for such additional amounts in excess of $50,000, (i) request one or more of the other Lenders to elect to increase its Commitment by an amount up to the amount of the Commitment of such Lender (a "SELLING LENDER") and purchase the Loans of such Selling Lender or (ii) designate another lender (such lender, a "REPLACEMENT LENDER") reasonably acceptable to the Administrative Agent and the Lenders (other than such Selling Lender) willing to assume the Commitment, and purchase the Loans, of such Selling Lender. Upon the Commitment and Loans of such Selling Lender being taken up by a Replacement Lender, such Replacement Lender shall assume the Commitment and Loans of such Selling Lender by purchasing such Selling Lender's Note without recourse or warranty (except as to the amount due thereon, its title to such Note and its right to sell the same), at a price in immediately available funds equal to the outstanding principal balance of such Selling Lender's Loans, together with accrued and unpaid interest thereon to the date of such assumption and purchase, accrued and unpaid Commitment Fees due to such Selling Lender and any other amounts due to such Selling Lender under the Loan Documents. Effective upon such sale, each Replacement Lender shall be deemed to be a "Lender" for purposes of this Agreement, and such Selling Lender shall cease to be a "Lender" for all purposes of this Agreement (except with respect to its rights hereunder to be reimbursed for costs and expenses, and to indemnification, with respect to matters attributable to events, acts or conditions occurring prior to such assumption and purchase) and shall no longer have any obligations hereunder. The Borrowers shall execute and deliver to such Replacement Lender a Note in an aggregate principal amount equal to the Loans assigned to, and the Commitment assumed by, such Replacement Lender.

          (b) Notwithstanding anything herein to the contrary, a Selling Lender shall be entitled to receive the additional amounts to which it would be entitled pursuant to Section 2.10, 2.12 or 2.16 had it not been replaced pursuant hereto.

3.   FEES; PAYMENTS
     --------------

     3.1. Commitment Fee.
          --------------

          The Borrowers agree to pay to the Administrative Agent, for the account of the Lenders in accordance with the Commitment Percentage of each Lender a fee (the "COMMITMENT FEE"), during the Commitment Period at a rate per annum equal to the Applicable Fee Percentage of the average daily unused portion of the Aggregate Commitments. The Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September and December and on the date of the expiration or other termination of the Commitments. The Commitment Fee shall be calculated on the basis of a 365 or 366-day year for the actual number of days elapsed.

     3.2. Agent's Fees
          ------------

          The Borrowers agree to pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Borrowers and the Administrative Agent.

     3.3. Treatment and Application of Principal Payments.
          -----------------------------------------------

          Each borrowing by the Borrowers of Loans, any conversion of such Loans from one interest rate basis to another, and any reduction of the Aggregate Commitments shall be made pro rata according to the Commitment Percentage of each Lender. All payments (including prepayments) made by a Borrower to the Administrative Agent on account of principal of or interest on the Loans shall be made pro rata according to the outstanding principal amount of each Lender's Loans to such Borrower. All payments by the Borrowers shall be made without set-off or counterclaim and shall be made prior to 12:00 noon on the date such payment is due, through the Borrower Notice Party) to the Administrative Agent for the account of the applicable Lenders at the Administrative Agent's office specified in Section 12.2, in each case in lawful money of the United States of America and in immediately available funds, and, as between the Borrowers and the Lenders, any payment by the Borrowers through the Borrower Notice Party to the Administrative Agent for the account of the Lenders shall be deemed to be payment by the Borrowers to the Lenders. The failure of the Borrowers to make any such payment (through the Borrower Notice Party to the Administrative Agent) by 12:00 noon on such due date shall not constitute a Default or Event of Default hereunder, provided that such payment is made on such due date, but any such payment received by the Administrative Agent on any Business Day after 12:00 noon shall be deemed to have been received on the immediately succeeding Business Day for the purpose of calculating any interest payable in respect thereof. The Administrative Agent agrees promptly to notify the Borrower Notice Party on behalf of the Borrowers if it shall receive any such payment after 12:00 noon on the due date hereof, provided that the failure of the Administrative Agent to give such prompt notice shall in no way affect the Borrowers' obligation to make any payment hereunder on the date such payment is due. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder or on any Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (unless, in the case of Eurodollar Advances, the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate or rates during such extension. Payments by the Borrowers for the account of the Lenders shall, if received by the Administrative Agent by 12:00 noon, be remitted to the Lenders on the same day and such payments received by the Administrative Agent after 12:00 noon on any day shall be remitted to the Lenders on the next Business Day. If and to the extent the Administrative Agent shall not have remitted funds received by it when required by the preceding sentence, the Administrative Agent agrees to pay to the Lenders forthwith on demand interest thereon for each day from the date such payment was required to be remitted to, but not including, the date such amount is remitted to the Lenders at a rate per annum equal to the Federal Funds Rate in effect on such date (as determined by the Administrative Agent).


4.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     In order to induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, the Parent and the Borrowers each hereby jointly and severally makes the following representations and warranties to the Administrative Agent and to each Lender:

     4.1. Subsidiaries; Capitalization.
          ----------------------------

          As of the Restatement Effective Date, (i) Arch Enterprises and the Parent are the only direct Subsidiaries of Arch and (ii) the Borrowers and the Subsidiary Guarantors are the only Subsidiaries of the Parent. The issued and outstanding shares of the Parent, the Borrowers and each corporate Subsidiary of a Borrower are duly authorized, validly issued, fully paid and nonassessable and are owned free and clear of any Liens, except Permitted Liens described in Sections 8.2(ii) and (xi) (if and when granted in accordance with Section 7.16). The interest of a Borrower in each of its non-corporate Subsidiaries is owned free and clear of any Liens, except Permitted Liens described in Sections 8.2(ii) and (xi) (if and when granted in accordance with Section 7.16). The outstanding capital Stock of the Parent, the Borrowers and each corporate Subsidiary of the Borrowers and the ownership interest in each non-corporate Subsidiary of a Borrower are as set forth on Schedule 4.1. The owner of each issue of capital Stock listed on Schedule 4.1 is the registered and beneficial owner thereof. Neither the Parent, any Borrower nor any of its respective Subsidiaries has issued any securities convertible into capital Stock (or other equity interest) of the Parent, such Borrower or such Subsidiary and there are no outstanding options or warrants to purchase capital Stock of the Parent, such Borrower or such Subsidiary of any class or kind, and there are no agreements, voting trusts or understandings with respect thereto or affecting in any manner the sale, pledge, assignment or other disposition thereof, including, without limitation, any right of first refusal, option, redemption, call or other rights with respect thereto, whether similar or dissimilar to any of the foregoing.

     4.2. Existence and Power.
          -------------------

          Each Restricted Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite legal power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the failure to be so authorized could reasonably be expected to have a Material Adverse Effect.

     4.3. Authority.
          ---------

          Each Restricted Subsidiary has full legal power and authority to enter into, execute, deliver and carry out the terms of the Loan Documents to which it is a party, and, in the case of the Borrowers, to make the borrowings contemplated hereby, to execute, deliver and carry out the terms of the Notes and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action and are in full compliance with its certificate of incorporation and by-laws or other organizational documents.

     4.4. Governmental Body Approvals.
          ---------------------------

          Except as set forth on Schedule 4.4, no consent, authorizations or approval of, filing with, notice to, or exemption by, stockholders, any Governmental Body or any other Person (except for those which have been obtained, made or given) is required to authorize, or is required in connection with the execution, delivery and performance of the Loan Documents or is required as a condition to the validity or enforceability of the Loan Documents. No provision of any applicable statute, law (including, without limitation, any applicable usury or similar law), rule or regulation of any Governmental Body will prevent the execution, delivery or performance of, or affect the validity of, the Loan Documents.

     4.5. Binding Agreement.
          -----------------

          The Loan Documents constitute, and the Notes, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of each Restricted Subsidiary, in each case to the extent that it is a party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

     4.6. Litigation.
          ----------

          Except as set forth on Schedule 4.6, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Body (whether or not purportedly on behalf of Arch or any Restricted Subsidiary or any other Loan Party) pending or, to the knowledge of the Borrowers or the Parent, threatened against Arch or any Restricted Subsidiary or any other Loan Party or any of their respective Properties or rights, which (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) call into question the validity or enforceability of any of the Loan Documents.

     4.7. No Conflicting Agreements.
          -------------------------

          Except as set forth on Schedule 4.7, (i) no Restricted Subsidiary is in default under any mortgage, indenture, contract, agreement, judgment, decree or order to which it is a party or by which it or any of its Property is bound, which defaults, taken as a whole, could reasonably be expected to have a Material Adverse Effect, (ii) the Parent is not in default under either of the USA Mobile Indentures and (iii) Arch is not in default under the Arch Subordinated Indenture or the Arch Discount Note Indenture. The execution, delivery or carrying out of the terms of the Loan Documents will not constitute a default under, conflict with, require any consent under (other than consents which have been obtained) or result in the creation or imposition of, or obligation to create, any Lien upon the Property of any Restricted Subsidiary pursuant to (i) the terms of any such mortgage, indenture, contract, agreement, judgment, decree or order, which defaults, conflicts and consents, if not obtained, taken as a whole, could reasonably be expected to have a Material Adverse Effect or (ii) the Arch Subordinated Indenture, the Arch Discount Note Indenture and the USA Mobile Indentures.

     4.8.  Taxes.
           -----

           Each Restricted Subsidiary has filed or caused to be filed all tax returns required to be filed and has paid, or has made adequate provision for the payment of, all taxes shown to be due and payable on said returns or in any assessments made against it (other than those being contested as required under Section 7.4) which would be material to any Restricted Subsidiary, and no tax Liens have been filed with respect thereto except Permitted Liens described in
Section 8.2(i). The charges, accruals and reserves on the books of each Restricted Subsidiary with respect to all federal, state, local and other taxes are, to the best knowledge of the Borrowers and the Parent, adequate for the payment of all such taxes, and neither any Borrower nor the Parent knows of any unpaid assessment which is due and payable against it or any Restricted Subsidiary or any claims being asserted which could reasonably be expected to have a Material Adverse Effect, except such thereof as are being contested as required under Section 7.4, and for which adequate reserves have been set aside in accordance with GAAP.

     4.9.  Compliance with Applicable Laws.
           -------------------------------

           No Restricted Subsidiary is in default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body which default could reasonably be expected to have a Material Adverse Effect. Each Restricted Subsidiary is complying in all material respects with all applicable statutes and regulations of all Governmental Bodies, including, without limitation, ERISA and Environmental Laws, a violation of which could reasonably be expected to have a Material Adverse Effect.

     4.10. Governmental Regulations.
           ------------------------

           No Restricted Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act or the Investment Company Act of 1940, as amended, and, except as set forth on Schedule 4.4, no Restricted Subsidiary is subject to any statute or regulation which prohibits or restricts the incurrence of Indebtedness under the Loan Documents, including, without limitation, statutes or regulations relative to common or contract carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

     4.11. Property.
           --------

           Each Restricted Subsidiary has (i) good and marketable title to all of its owned Property, title to which is material to the Restricted Subsidiaries taken as a whole and (ii) a valid leasehold interest in all leased Property, a leasehold interest in which is material to the Restricted Subsidiaries taken as a whole, in each case subject to no Liens, except Permitted Liens.

     4.12. FCC Matters.
           -----------

           Except for the filing of tariffs with the FCC, each Restricted Subsidiary (i) has duly and timely filed all filings which are required to be filed by it under the Communications Act, the failure to file of which could reasonably be expected to have a Material Adverse Effect and (ii) is in all material respects in compliance with the Communications Act, including, without limitation, the rules and regulations of the FCC relating to the carriage of radio common carrier signals, the failure to be in compliance with which could reasonably be expected to have a Material Adverse Effect.

     4.13. Federal Reserve Regulations; Use of Loan Proceeds.
           -------------------------------------------------

           No Restricted Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Body, including without limitation the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the Loans will be used, directly or indirectly, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock.

     4.14. Tariffs.
           -------

           No action to change, alter, rescind or otherwise terminate the tariffs containing service regulations or any rates and charges for radio common carrier services which, if adversely determined, would have a Material Adverse Effect, is pending or known by any Borrower or the Parent to be under consideration.

     4.15. No Misrepresentation.
           --------------------

           No representation or warranty contained herein and no certificate or report furnished or to be furnished pursuant to the Loan Documents by any Restricted Subsidiary in connection with the transactions contemplated hereby or thereby contains or will contain a misstatement of material fact, or, to the best knowledge of any Borrower and the Parent, omits or will omit to state a material fact required to be stated in order to make the statements herein or therein contained not misleading in the light of the circumstances under which made. With respect to projections or pro-forma financial statements furnished by any Restricted Subsidiary, such projections have been or will be prepared in good faith on the assumptions stated therein, which assumptions are or will be fair and reasonable in light of the circumstances existing at the time of delivery of such projections or statements and represent, at the time of delivery, such Restricted Subsidiary's best estimate of its future financial performance.

     4.16. Plans.
           -----

           Except as set forth on Schedule 4.16, none of Arch, any Restricted Subsidiary or any Commonly Controlled Entity maintains or is obligated to contribute to any Single Employer Plan or Multiemployer Plan. Since the effective date of ERISA, there have not been, nor are there now existing, any events or conditions which would permit any Single Employer Plan at any time maintained by Arch, any Restricted

Subsidiary or any Commonly Controlled Entity or, to the best knowledge of the Borrowers and the Parent, any Multiemployer Plan to which Arch, any Restricted Subsidiary or any Commonly Controlled Entity at any time contributed to be terminated under circumstances which would cause the Lien provided under Section 4068 of ERISA to attach to the Property of Arch or any Restricted Subsidiary.

     4.17. Burdensome Obligations.
           ----------------------

           No Restricted Subsidiary is a party to or bound by any franchise, agreement, deed, lease or other instrument, or subject to any legal restriction which, in the opinion of the management of such Restricted Subsidiary, is so unusual or burdensome, in the context of its business, as in the foreseeable future might materially and adversely affect or impair the revenue of the Restricted Subsidiaries taken as a whole, or Operating Cash Flow, or the ability of the Restricted Subsidiaries to perform their respective obligations under the Loan Documents. Neither any Borrower nor the Parent presently anticipates that future expenditures by any Restricted Subsidiary needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome as to affect or impair, in a materially adverse manner, the business or condition, financial or otherwise, of the Restricted Subsidiaries taken as a whole.

     4.18. Financial Statements.
           --------------------

           Each of Arch and the Parent has heretofore delivered to the Administrative Agent and the Lenders copies of its (i) Annual Report on Form 10-K for the fiscal year ending December 31, 1995, containing the audited Consolidated Balance Sheet of Arch and its Subsidiaries and the Parent and its Subsidiaries, respectively, in each case as of December 31, 1995, and the related Consolidated Statements of Operations, Changes in Stockholders' Equity/(Deficit) and Cash Flows and for the period then ended and (ii) its Form 10-Q for the fiscal quarter ended September 30, 1996, containing the unaudited Consolidated Balance Sheet of Arch and its Subsidiaries and the Parent and its Subsidiaries, respectively, in each case for such fiscal quarter, together with the related Consolidated Statements of Operations and Cash Flows for the fiscal quarter then ended (collectively with the related notes and schedules, the "Financial Statements"). The Financial Statements fairly present the Consolidated financial condition and results of the operations of Arch and its Subsidiaries and the Parent and its Subsidiaries, in each case as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP. Except as reflected in the Financial Statements or in the footnotes thereto, neither Arch, the Parent nor any of their respective Subsidiaries has any obligation or liability of any kind (whether fixed, accrued, contingent, unmatured or otherwise) which, in accordance with GAAP, should have been shown in the Financial Statements and was not. Since December 31, 1995, Arch, the Parent and each of their respective Subsidiaries has conducted its business only in the ordinary course and there has been no Material Adverse Change.

     4.19. Environmental Matters.
           ---------------------

           No Restricted Subsidiary (i) has received written notice or otherwise learned of any claim, demand, action, event, condition, report or investigation indicating or concerning any potential or actual liability which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect arising in connection with (a) any non-compliance with or violation of the requirements of any applicable Environmental Laws or (b) the release or threatened release of any toxic or hazardous waste, substance or constituent, or other hazardous substance into the environment, (ii) to the best knowledge of the Borrowers and the Parent, has any threatened or actual liability in connection with the release or threatened release of any toxic or hazardous waste, substance or constituent, or other hazardous substance into the environment which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect,
(iii) has received notice of any federal or state investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any toxic or hazardous waste, substance or constituent or other hazardous substance into the environment for which any Restricted Subsidiary is or may be liable, or (iv) has received notice that any Restricted Subsidiary is or may be liable to any Person under CERCLA or any analogous state law. Each Restricted Subsidiary is in compliance in all material respects with the financial responsibility requirements of federal and state environmental laws to the extent applicable, including, without limitation, those contained in 40 C.F.R., parts 264 and 265, subpart H, and any analogous state law.

     4.20. Intentionally Omitted.
           ---------------------

     4.21. Franchises, Intellectual Property, Etc.
           --------------------------------------

           Each Restricted Subsidiary possesses or has the right to use all franchises, Intellectual Property, licenses and other rights as are material and necessary for the conduct of its business, and with respect to which it is in compliance in all material respects, with no known conflict with the valid rights of others which could reasonably be expected to have a Material Adverse Effect. No event has occurred which permits or, to the best knowledge of the Borrowers and the Parent, after notice or lapse of time or both, could reasonably be expected to permit, the revocation or termination of any such franchise, Intellectual Property, license or other right and which revocation or termination could reasonably be expected to have a Material Adverse Effect.

     4.22. Solvency.
           --------

           Each Restricted Subsidiary is, and after giving effect to the incurrence of all Indebtedness under the Loan Documents will be, Solvent.

     4.23. Absence of Certain Restrictions.
           -------------------------------

           No indenture, certificate of designation for preferred Stock, agreement or instrument to which any Restricted Subsidiary is a party, prohibits or restrains, directly or indirectly, the payment of dividends or other payments to any Restricted Subsidiary.

     4.24. Security Interests.
           ------------------

           On and after the granting of a security interest in the Collateral pursuant to Section 7.16 and subject to (i) the possession by the Administrative Agent (or, if applicable pursuant to the applicable Collateral Document and the applicable Indenture Collateral Document, the Collateral Agent), of any such Pledged Collateral (as defined in such applicable Collateral Document and applicable Indenture Collateral Document), (ii) the filing of UCC-1 Financing Statements with respect to the Parent, the Borrowers and the Subsidiary Guarantors in the applicable filing office, the payment of the fees in respect thereof and the filing of continuation statements when required by applicable law, and (iii) the filing of the Grants of Security Interests in the United States Patent and Trademark Office with respect to trademarks, the security interests from time to time granted under the Collateral Documents will constitute valid, binding and continuing duly perfected first priority Liens in and to the Collateral, except for Permitted Liens, in favor of the Administrative Agent or the Collateral Agent, for its benefit and for the ratable benefit of the Lenders under the Loan Documents (and any Lenders or affiliates of Lenders which have entered into one or more

Interest Rate Protection Agreements with any or all of the Borrowers) and, if applicable pursuant to the applicable Collateral Document, the USA Indenture Trustees.

     4.25. Insurance.
           ---------

           Each Restricted Subsidiary's insurance policies are and will be sufficient for compliance with all requirements of law as well as for compliance with all agreements to which such Restricted Subsidiary is a party, and none of the Restricted Subsidiaries suffers self insurance for any material risks.

     4.26. Intentionally Omitted.
           ---------------------

     4.27. Intentionally Omitted.
           ---------------------

     4.28. Pari Passu Obligations.
           ----------------------

           The obligations of the Parent under the Loan Documents to which it is a party are pari passu with the Parent's obligations under the USA Mobile Indentures.


5.   CONDITIONS TO EFFECTIVENESS AND TO FIRST LOANS
     ----------------------------------------------

     The effectiveness of this Agreement and the obligation of each Lender to make a Loan on the Restatement Effective Date is subject to the prior or simultaneous fulfillment of the following conditions precedent:

     5.1.  Evidence of Action
           ------------------

           (a) THE BORROWERS. The Administrative Agent shall have received a certificate, dated the Restatement Effective Date, of the Secretary or Assistant Secretary of each Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by such Borrower to authorize the execution and delivery of the Amendment Documents to which it is a party, (ii) certifying that its certificate of incorporation and by-laws have not been amended since September 8, 1995 or, if so, setting forth the same, (iii) setting forth the incumbency of its officer or officers who may sign the Amendment Documents to which it is a party, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its incorporation and of each other jurisdiction in which it is qualified to do business.

           (b) THE PARENT. The Administrative Agent shall have received a certificate, dated the Restatement Effective Date, of the Secretary or Assistant Secretary of the Parent (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by the Parent to authorize the Amendment Documents to which it is a party, (ii) certifying that its certificate of incorporation and by-laws have not been amended since September 8, 1995 or, if so, setting forth the same, (iii) setting forth the incumbency of its officer or officers who may sign the Amendment Documents to which it is a party, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the

Secretary of State of the jurisdiction of its incorporation and of each other jurisdiction in which it is qualified to do business.

          (c) SUBSIDIARY GUARANTORS. The Administrative Agent shall have received a certificate, dated the Restatement Effective Date, of the Secretary or Assistant Secretary of each Subsidiary Guarantor (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by such Subsidiary Guarantor to authorize the execution and delivery of the Amendment Documents to which it is a party, (ii) certifying that its certificate of incorporation and by-laws have not been amended since September 8, 1995 or, if so, setting forth the same, (iii) setting forth the incumbency of its officer or officers who may sign the Amendment Documents to which it is a party, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its incorporation and of each other jurisdiction in which it is qualified to do business.

          (d) ARCH. The Administrative Agent shall have received a certificate, dated the Restatement Effective Date, of the Secretary or Assistant Secretary of Arch (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by Arch to authorize the execution and delivery of the Amendment Documents to which it is a party, (ii) certifying that its certificate of incorporation and by-laws have not been amended since September 8, 1995 or, if so, setting forth the same,
(iii) setting forth the incumbency of its officer or officers who may sign the Amendment Documents to which it is a party, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its incorporation and of each other jurisdiction in which it is qualified to do business.

     5.2. This Agreement
          --------------

          The Administrative Agent shall have received counterparts of this Agreement signed by each of the parties hereto (or receipt by the Administrative Agent from a party hereto of a fax signature page signed by such party which shall have agreed to promptly provide the Administrative Agent with originally executed counterparts hereof).

     5.3. Notes.
          -----

          The Administrative Agent shall have received Notes for each Lender, duly executed by an Authorized Signatory of each Borrower.

     5.4. Amendment No. 1 to the Borrower Security Agreement (Bank).
          ---------------------------------------------------------

          Amendment No. 1 to the Borrower Security Agreement (Bank), substantially in the form of Exhibit G-1, shall have been duly executed by an Authorized Signatory of each Borrower and all original counterparts thereof shall have been delivered to the Escrow Agent.

     5.5. Amendment No. 1 to the Subsidiary Security Agreement (Bank).
          -----------------------------------------------------------

          Amendment No. 1 to the Subsidiary Security Agreement (Bank), substantially in the form of Exhibit H-1, shall have been duly executed by an Authorized Signatory of each Subsidiary Guarantor and all original counterparts thereof shall have been delivered to the Escrow Agent.

     5.6. Amendment No. 1 to the Parent Security Agreement (Bank).
          -------------------------------------------------------

          Amendment No. 1 to the Parent Security Agreement (Bank), substantially in the form of Exhibit I-1, shall have been duly executed by an Authorized Signatory of each of the Parent, the Borrowers and the Subsidiary Guarantors and all original counterparts thereof shall have been delivered to the Escrow Agent.

     5.7. Amendment No. 3 to the Arch Guaranty.
          ------------------------------------

          The Administrative Agent shall have received Amendment No. 3 to the Arch Guaranty, substantially in the form of Exhibit P, duly executed by an Authorized Signatory of each of Arch, the Borrowers, and the Parent.

     5.8. Escrow Agreement.
          ----------------

          The Administrative Agent shall have received the Escrow Agreement, duly executed by an Authorized Signatory of each Borrower, each Subsidiary Guarantor, the Parent, the Collateral Agent and the Escrow Agent, together with a certificate of the Escrow Agent, in form and substance satisfactory to the Administrative Agent, certifying that it has the certificates, documents and instruments listed on Schedule A thereto.

     5.9. Amendments to Indenture Collateral Documents.
          --------------------------------------------

          Each of (i) Amendment No. 1 to each of the Borrower Security Agreement (14% Indenture) and the Borrower Security Agreement (9 1/2% Indenture), substantially in the forms of Exhibits G-2 and G-3, respectively, shall have been duly executed by an Authorized Signatory of each Borrower, (ii) Amendment No. 1 to each of the Subsidiary Security Agreement (14% Indenture) and the Subsidiary Security Agreement (9 1/2% Indenture), substantially in the forms of Exhibits H-2 and H-3, respectively, shall have been duly executed by an Authorized Signatory of each Subsidiary Guarantor (iii) Amendment No. 1 to each of the Parent Security Agreement (14% Indenture) and the Parent Security Agreement (9 1/2% Indenture), substantially in the forms of Exhibits I-2 and I-3, respectively, shall have been duly executed by an Authorized Signatory of the Parent, and all original counterparts thereof shall have been delivered to the Escrow Agent.

     5.10. Approvals.
           ---------

           The Administrative Agent shall have received a certificate of an Authorized Signatory of the Borrower Notice Party to the effect that all approvals and consents of all Persons required to be obtained prior to the Restatement Effective Date in connection with the consummation of the transactions contemplated by the Loan Documents have been obtained and that all required notices have been given and all required waiting periods have expired.

     5.11. Pro-forma Financial Statements.
           ------------------------------

           The Administrative Agent shall have received unaudited Consolidated pro-forma balance sheets and the Consolidated pro-forma statements of operations of the Restricted Subsidiaries presenting the pro-forma Consolidated financial condition of the Restricted Subsidiaries and the pro-forma Consolidated statements of operations of the Restricted Subsidiaries for the 1996 through 2002 fiscal years, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

     5.12. Absence of Material Adverse Change.
           ----------------------------------

           Since December 31, 1995, there shall have occurred no (i) Material Adverse Change or (ii) material adverse change in the financial condition, operations, business or prospects of Arch and the Restricted Subsidiaries taken as a whole, and the Administrative Agent shall have received a certificate from the chief financial officer (or other officer acceptable to the Administrative Agent) of the Borrower Notice Party to the foregoing effect.

     5.13. Compliance.
           ----------

           As of the Restatement Effective Date (i) no Default or Event of Default exists and (ii) the representations and warranties contained in the Loan Documents (other than the representations and warranties made as of a specific date) are true and correct in all material respects, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after the Original Effective Date which were permitted under the Existing Credit Agreement and the Administrative Agent shall have received a certificate of an officer of the Borrower Notice Party, dated the Restatement Effective Date, in all respects satisfactory to the Administrative Agent, to the foregoing effects.

     5.14. Opinions of Counsel to Arch and the Restricted Subsidiaries.
           -----------------------------------------------------------

           The Administrative Agent shall have received (i) an opinion of Hale and Dorr, counsel to Arch and the Restricted Subsidiaries, substantially in the form of Exhibit J and (ii) an opinion of Garry Watzke, Esq., General Counsel of Arch and the Restricted Subsidiaries, substantially in the form of Exhibit K, each addressed to the Administrative Agent, the Lenders and Special Counsel and each dated the Restatement Effective Date.

     5.15. Opinion of FCC Counsel.
           ----------------------

           The Administrative Agent shall have received an opinion of Paul, Hastings, Janofsky & Walker, FCC counsel to the Restricted Subsidiaries, addressed to the Administrative Agent and the Lenders, dated the Restatement Effective Date, substantially in the form of Exhibit L.

     5.16. Opinion of Special Counsel.
           --------------------------

           The Administrative Agent shall have received an opinion of Special Counsel, dated the first Borrowing Date, substantially in the form of Exhibit M.

     5.17. Fees.
           ----

           The Borrowers, the Parent or Arch shall have paid to the Administrative Agent the fees which are payable on the Restatement Effective Date.

     5.18. Fees and Expenses of Special Counsel.
           ------------------------------------

           The reasonable fees and expenses of Special Counsel incurred to date shall have been paid, which fees and expenses shall be represented by a bill which shall recite in narrative form the services rendered by Special Counsel and shall be determined at regular hourly billing rates.

     5.19. Other Documents.
           ---------------

           The Administrative Agent shall have received such other documents and assurances as the Administrative Agent shall reasonably require.


6.   CONDITIONS OF LENDING - ALL LOANS.
     ---------------------------------

     The obligation of each Lender to make any Loan on a Borrowing Date is subject to the satisfaction of the following conditions precedent as of the date of such Loan:

     6.1. Compliance.
          ----------

          On each Borrowing Date and after giving effect to the Loans to be made thereon, (i) each Loan Party shall be in compliance with all of the terms, covenants and conditions of the Loan Documents, (ii) there shall exist no Default or Event of Default, (iii) the representations and warranties contained in the Loan Documents (other than the representations and warranties made as of a specific date) shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on such Borrowing Date, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after (x) the Original Effective Date but before the Restatement Effective Date which were permitted under the Existing Credit Agreement or (y) the Restatement Effective date which are permitted under this Agreement and (iv) there shall have occurred no Material Adverse Change since December 31, 1995. Each borrowing by a Borrower shall constitute a certification by the Borrowers as of the date of such borrowing that each of the foregoing matters is true and correct in all respects.

     6.2. Loan Closings.
          -------------

          All documents required by the provisions of the Loan Documents to be executed or delivered to the Administrative Agent on or before the applicable Borrowing Date shall have been executed and shall have been delivered at the office of the Administrative Agent set forth in Section 12.2 on or before such Borrowing Date.

     6.3. Borrowing Request.
          -----------------

          The Administrative Agent shall have received a Borrowing Request duly executed by an Authorized Signatory of the Borrower Notice Party.

7.   AFFIRMATIVE COVENANTS
     ---------------------

     The Parent and the Borrowers each hereby covenants and jointly and severally agrees that until all obligations of the Borrowers and the Parent under the Loan Documents have been paid in full and all Commitments of the Lenders have been terminated and no obligations of the Administrative Agent or any of the Lenders exist under any of the Loan Documents, it shall:

     7.1. Financial Statements.
          --------------------

          Maintain a standard system of accounting in accordance with GAAP, and furnish or cause to be furnished to the Administrative Agent and each Lender:

               (a) As soon as available but in any event within 90 days after the end of each fiscal year, a copy of the (i) Consolidated Balance Sheet of the Parent and its Subsidiaries as at the end of such fiscal year, together with the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows of the Parent and its Subsidiaries as of and through the end of such fiscal year and (ii) Consolidating balance sheets of the Parent and its Subsidiaries as at the end of such fiscal year, together with the related unaudited Consolidating Statements of Operations and Stockholders' Equity of the Parent and its Subsidiaries as of and through the end of such fiscal year, setting forth in the case of Consolidated Statements, in comparative form the figures for the preceding fiscal year. The Consolidated Balance Sheet and Consolidated Statements of Operations, Stockholders' Equity and Cash Flows referred to in clause (i) of the preceding sentence shall be audited and certified without qualification, which certification shall (i) state that the examination by such Accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and (ii) include the opinion of such Accountants that such Consolidated financial statements have been prepared in accordance with GAAP in a manner consistent with prior fiscal periods, except as otherwise specified in such opinion. Notwithstanding any of the foregoing, the Parent may satisfy its obligation to furnish Consolidated Balance Sheets and Consolidated Statements of Operations, Stockholders' Equity and Cash Flows by furnishing copies of the Parent's annual report on Form 10-K in respect of such fiscal year, together with the financial statements required to be attached thereto, provided the Parent is required to file such annual report on Form 10-K with the SEC and such filing is actually made.

               (b) As soon as available but in any event within 45 days after the end of the first three fiscal quarters of each fiscal year (i) a copy of the Consolidated and Consolidating balance sheets of the Restricted Subsidiaries as at the end of each such quarterly period, together with the Consolidated and Consolidating Statements of Operations, and Stockholders' Equity and a Consolidated Statement of Cash Flows of the Restricted Subsidiaries for such period and for the elapsed portion of the fiscal year through such date, setting forth in the case of Consolidated Statements, in comparative form the figures for the corresponding periods of the preceding fiscal year, certified by the Chief Financial Officer of the Borrower Notice Party (or such other officer acceptable to the Administrative Agent), as being complete and correct in all material respects and as presenting fairly the Consolidated and Consolidating financial condition and the Consolidated and Consolidating results of operations of the Restricted Subsidiaries, and (B) a certificate of the Chief Financial Officer of the Borrower Notice Party (or such other officer as shall be acceptable to the Administrative Agent) in detail reasonably satisfactory to the Administrative Agent stating that there exists no violation of any of the terms or provisions of the Loan Documents, or the occurrence of any condition or event which would constitute a Default or Event of Default, or, if so, specifying in such certificate all such violations, conditions and events, and the nature and status thereof. Capital Expenditures shall be broken down on such report into Capital Expenditures made in the following categories: (A) purchases of pagers (including the number of pagers purchased, the average price per pager and the cost of pagers sold) and (ii) other Capital Expenditures. Notwithstanding any of the foregoing, the Parent may satisfy its obligation to furnish quarterly Consolidated Balance Sheets and Consolidated Statements of Operations and Cash Flows by furnishing copies of the Parent's quarterly report on Form 10-Q in respect of such fiscal quarter, together with the financial statements required to be attached thereto, provided the Parent is required to file such quarterly report on Form 10-Q with the SEC and such filing is actually made.

               (c) Within 45 days after the end of each of the first three fiscal quarters of each fiscal year (90 days after the end of the last fiscal quarter of each fiscal year), a Compliance Certificate, certified by the Chief Financial Officer of the Borrower Notice Party (or such other officer as shall be acceptable to the Administrative Agent).

               (d) Simultaneously with the delivery of the annual statements required by Section 7.1(a) and the quarterly statements required by Section 7.1(b), a certificate of the Chief Financial Officer of the Borrower Notice Party (or such other officer as shall be acceptable to the Administrative Agent) in detail reasonably satisfactory to the Administrative Agent setting forth information, on a Consolidated and Consolidating basis, with respect to pager activations during the preceding fiscal quarter, and information for such fiscal quarter indicating the net increase or decrease in the number of Pagers in Service.

               (e) Promptly upon the request of the Administrative Agent or Required Lenders, copies of the projected Consolidated and Consolidating Balance Sheets and Statements of Operations of the Restricted Subsidiaries for the next fiscal year, together with such other information and documentation as the Administrative Agent or any Lender may reasonably request in connection therewith.

               (f) No later than 45 days after the beginning of each fiscal year, a copy of the Consolidated and Consolidating annual budgets of the Restricted Subsidiaries for such fiscal year.

               (g) Such other information and documentation with respect to the Parent and the Restricted Subsidiaries as the Administrative Agent or any Lender may reasonably request from time to time.

     7.2. Certificates; Other Information.
          -------------------------------

          Furnish to the Administrative Agent and each Lender:

               (a) Prompt written notice if: (i) any Indebtedness of the Parent or any Restricted Subsidiary is declared or shall become due and payable prior to its stated maturity, or called and not paid when due, (ii) a default shall have occurred under any note (other than the Notes) or the holder of any such note, or other evidence of Indebtedness, certificate or security evidencing any such Indebtedness or any obligee with respect to any other Indebtedness of the Parent or any Restricted Subsidiary has the right to declare any such Indebtedness due and payable prior to its stated maturity, or (iii) there shall occur and be continuing a Default or an Event of Default;

               (b) Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other document naming the Parent or any Restricted Subsidiary a party to any proceeding before any Governmental Body which might have a Material Adverse Effect or which calls into question the validity or enforceability of any of the Loan Documents, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other document, (ii) any lapse or other termination of any material license, permit, franchise or other authorization issued to the Parent or any Restricted Subsidiary by any Person or Governmental Body, except for the lapse or other termination thereof in accordance with the terms thereof, provided that such lapse or termination could not reasonably be expected to have a Material Adverse Effect, and (iii) any refusal by any Person or Governmental Body to renew or extend any such material license, permit, franchise or other authorization, which lapse, termination, refusal or dispute might have a Material Adverse Effect;

               (c) Promptly upon becoming available, copies of all (i) regular, periodic or special reports, schedules and other material which the Parent or any Restricted Subsidiary may now or hereafter be required to file with or deliver to any securities exchange or the SEC, or any other Governmental Body succeeding to the functions thereof, (ii) material reports, schedules and other material which the Parent or any Restricted Subsidiary may now or hereafter be required to file with or deliver to the FCC and (iii) material news releases and annual reports relating to the Parent or any Restricted Subsidiary;

               (d) Prompt written notice of the occurrence of (i) a Fundamental Change (as defined in the Arch Subordinated Indenture), (ii) a Change in Control (under and as defined in either of the USA Mobile Indentures), (iii) a Change in Control (under and as defined in the Arch Discount Note Indenture) or (iv) any other event which gives holders of the Arch Subordinated Debentures, the USA Mobile Senior Notes or the Arch Discount Notes, as the case may be, the right to require the issuer thereof to repurchase or redeem the same prior to the stated maturity thereof, together with copies of all notices with respect thereto given to the Arch Indenture Trustee, the applicable USA Mobile Trustee or the Arch Discount Note Trustee, as the case may be, and/or the holders of the Arch Subordinated Debentures, the applicable USA Mobile Senior Notes or the Arch Discount Notes, as the case may be; and

               (e) Prompt written notice of the occurrence of a Default or Event of Default under and as defined in any of the Arch Subordinated Indenture, either of the USA Mobile Indentures or the Arch Discount Note Indenture, together with copies of all notices with respect thereto given to the Arch Indenture Trustee, the applicable USA Mobile Trustee or the Arch Discount Note Trustee, as the case may be, and/or the holders of the Arch Subordinated Debentures, the applicable USA Mobile Senior Notes or the Arch Discount Notes, as the case may be.

     7.3. Legal Existence.
          ---------------

          Maintain, and cause each of the Restricted Subsidiaries to maintain, its corporate existence and its good standing in the jurisdiction of its incorporation or organization and in each other jurisdiction in which the failure so to do could reasonably be expected to have a Material Adverse Effect.

     7.4. Taxes.
          -----

          Pay and discharge when due, and cause each of the Restricted Subsidiaries so to do, all taxes, assessments and governmental charges, license fees and levies upon or with respect to it and upon the income, profits and Property of the Restricted Subsidiaries taken as a whole or the Parent and the Restricted Subsidiaries taken as a whole, which if unpaid, could reasonably be expected to have a Material Adverse Effect or become a Lien on the Property of the Parent or such Restricted Subsidiary not permitted under Section 8.2, unless and to the extent only that such taxes, assessments, charges, license fees and levies shall be contested in good faith and by appropriate proceedings diligently conducted by the Parent or such Restricted Subsidiary and provided that any such contested Tax, assessment, charge, license fee or levy shall not constitute, or create, a Lien on any Property of the Parent or such Restricted Subsidiary senior to the Liens when and if granted to the Administrative Agent and the Lenders by the Collateral Documents on such Property, and further provided that the Borrower Notice Party and the Parent shall give the Administrative Agent prompt notice of such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

     7.5. Insurance.
          ---------

          (a) Maintain, and cause each of the Restricted Subsidiaries to maintain, insurance with financially sound insurance carriers on such of its Property, against at least such risks, and in at least such amounts, as are usually insured against by similar businesses, and which, in the case of property insurance, shall be in amounts sufficient to prevent any Borrower from becoming a co-insurer, and which shall be on terms reasonably satisfactory to the Administrative Agent, and file with the Administrative Agent within 10 days after request therefor a detailed list of such insurance then in effect, stating the names of the carriers thereof, the policy numbers, the insureds thereunder, the amounts of insurance, dates of expiration thereof, and the Property and risks covered thereby, together with a certificate of the Chief Financial Officer (or such other officer as shall be acceptable to the Administrative Agent) of the Borrower Notice Party certifying that in the opinion of such officer such insurance is adequate in nature and amount, complies with the obligations of the Parent and the Restricted Subsidiaries under this Section, and is in full force and effect.

          (b) INSURANCE COVERING TANGIBLE PERSONAL PROPERTY. At all times insure, and cause each of the Restricted Subsidiaries to insure, all of its tangible personal Property in which a security interest may be required to be granted pursuant to Section 7.16 against all risks as are customarily insured against by companies engaged in similar businesses, and maintain at all times general public liability insurance with respect to all such tangible personal Property against damage resulting from bodily injury, including death or damage to Property of others, all such insurance being in amounts equal to no less than that customarily carried by companies engaged in similar businesses, which insurance shall be on terms reasonably satisfactory to the Administrative Agent. Promptly upon request therefor, the Borrower Notice Party will deliver or cause to be delivered to the Administrative Agent originals or duplicate originals of all such policies of insurance. All such insurance policies shall be endorsed to provide that, in respect of the interests of the Administrative

Agent: (i) the Administrative Agent shall be an additional insured, (ii) thirty days' prior written notice of any cancellation, reduction of amounts payable, or any changes and amendments shall be given to the Administrative Agent, except that ten days' prior written notice of cancellation shall be given to the Administrative Agent if cancellation results from the failure to pay premiums, and (iii) the Administrative Agent shall have the right, but not the obligation, to pay any premiums due or to acquire other such insurance upon the failure of the Parent or such Restricted Subsidiary to pay the same or to so insure. All property insurance policies (other than public liability insurance policies) shall name the Administrative Agent as any additional insured and sole loss payee in respect of each claim relating to such tangible personal Property and resulting in a payment under any such insurance policy exceeding $250,000. Provided that no Default or Event of Default shall exist, the Administrative Agent agrees, promptly upon its receipt thereof, to pay over to the appropriate Restricted Subsidiary the proceeds of such payment to enable such Restricted Subsidiary to repair, restore or replace the Property subject to such claim. To the extent that such Restricted Subsidiary does not elect to repair, restore or replace such Property, an amount equal to the proceeds which are not employed to repair, restore or replace such Property shall be applied to the permanent reduction of the Aggregate Commitments in accordance with Sections 2.4(c) and, to the extent required by Section 2.6(b), to the prepayment of the Loans. If a Default or Event of Default shall exist, the Administrative Agent or, if applicable pursuant to the applicable Collateral Document, the Collateral Agent, shall hold the proceeds of such payment as Collateral pursuant to the provisions of the applicable Collateral Document and Indenture Collateral Document and apply such proceeds accordingly.

          (c) Concurrent Insurance. Neither the Parent nor any of the Restricted Subsidiaries shall take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to subsection (b) above unless the Administrative Agent has approved the carrier and the form and content of the insurance policy, including, without limitation, naming of the Administrative Agent as additional insured and sole loss payee thereunder.

     7.6. Payment of Indebtedness and Performance of Obligations.
          ------------------------------------------------------

          Pay and discharge when due, and cause each of the Restricted Subsidiaries so to do, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, might (i) have a Material Adverse Effect, or (ii) become a Lien upon the Property of the Parent or such Restricted Subsidiary other than a Permitted Lien, unless and to the extent only that the validity of such Indebtedness, obligation or claim shall be contested in good faith and by appropriate proceedings diligently conducted by the Parent or such Restricted Subsidiary, and that any such contested Indebtedness, obligations or claims shall not constitute, or create, a Lien on any Property of the Parent or any Restricted Subsidiary senior to the Lien granted to the Administrative Agent under the Collateral Documents on such Property, and further provided that the Borrower Notice Party and the Parent shall give the Administrative Agent prompt notice of any such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

     7.7.  Condition of Property.
           ---------------------

           At all times, maintain, protect and keep in good repair, working order and condition (ordinary wear and tear excepted), and cause each of the Restricted Subsidiaries so to do, all Property reasonably deemed by the Parent's or such Restricted Subsidiary's management to be necessary to the operation of its business.

     7.8.  Observance of Legal Requirements; ERISA.
           ---------------------------------------

           Observe and comply in all respects, and cause each of the Restricted Subsidiaries so to do, with all laws (including ERISA), ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Bodies, which now or at any time hereafter may be applicable to the Parent or such Restricted Subsidiary, a violation of which could reasonably be expected to have a Material Adverse Effect, except such thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by the Parent or such Restricted Subsidiary, provided that the Borrower Notice Party and the Parent shall give the Administrative Agent and the Lenders prompt notice of such contest and that such reserve or other appropriate provision as shall be required by the Accountants in accordance with GAAP shall have been made therefor.

     7.9.  Inspection of Property; Books and Records; Discussions.
           ------------------------------------------------------

           Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities and permit representatives of the Administrative Agent and any Lender, upon at least one Business Day's prior notice, to visit its offices, to inspect any of its Property and examine and make copies or abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, prospects, licenses, Property and financial condition of the Parent or any Restricted Subsidiary with the executive officers of the Parent and the Restricted Subsidiaries.

     7.10. Licenses, Etc.
           -------------

           Maintain and cause each of the Restricted Subsidiaries to maintain, in full force and effect, all material licenses, copyrights, patents, franchises, authorizations and other rights as are necessary for the conduct of its business.

     7.11. Interest Rate Protection Agreements.
           -----------------------------------

           The Borrowers shall enter into and maintain for a period of two years from the Restatement Effective Date, Interest Rate Protection Agreements, in form and substance reasonably satisfactory to the Administrative Agent, with respect to an amount equal to not less than the difference, if positive, between
(i) 50% of the principal amount of Total Debt outstanding from time to time, and
(ii) 100% of the principal amount of Total Debt outstanding from time to time which is subject to a fixed interest rate.

                       * CONFIDENTIAL TREATMENT REQUESTED



     7.12. Fixed Charge Coverage Ratio.
           ---------------------------

           Maintain, or cause to be maintained, as of the last day of each fiscal quarter commencing with the fiscal quarter ending March 31, 1999, a Fixed Charge Coverage Ratio of not less than *.

     7.13. Pro-forma Debt Service Coverage Ratio.
           -------------------------------------

           Maintain, or cause to be maintained, as of the last day of each fiscal quarter, a Pro-forma Debt Service Coverage Ratio of not less than *.

     7.14. Interest Coverage Ratio.
           -----------------------

           Maintain, or cause to be maintained, as of the last day of each fiscal quarter during the periods set forth below, an Interest Coverage Ratio of not less than the ratios set forth below:

                  Periods                        Ratio
                  -------                        -----
         Restatement Effective Date through
         March 31, 1997                            *

         June 30, 1997 through
         March 31, 1998                            *

         June 30, 1998 through
         March 31, 1999                            *

         June 30, 1999 and
         thereafter                                *


     7.15. Leverage Ratio.
           --------------

           Maintain, or cause to be maintained, at all times during the periods set forth below, a Leverage Ratio of not greater than the ratios set forth below:

                  Periods                        Ratio
                  -------                        -----
         Restatement Effective Date through
         December 30, 1997                         *

         December 31, 1997 through
         June 29, 1998                             *

         June 30, 1998 through
         December 30, 1998                         *

         December 31, 1998 through
         December 30, 1999                         *

         December 31, 1999 and
         thereafter                                *

                       * CONFIDENTIAL TREATMENT REQUESTED


     Notwithstanding the foregoing, in the event that any Borrower makes a Restricted Payment permitted by Section 8.5(a)(iv), the maximum permitted Leverage Ratio shall be reduced for all periods after such payment to *.

     7.16. Collateral.
           ----------

           (a) Upon the occurrence of a Triggering Event, Minority Lenders shall have the right to direct the Administrative Agent to, and the Administrative Agent if so directed by Minority Lenders shall, declare any or all of the Collateral Documents effective and to require that the Restricted Subsidiaries from time to time grant to the Administrative Agent under the applicable Collateral Document a first priority security interest in one or more items of Collateral as specified in such request pursuant to such direction of Minority Lenders. Upon receipt of such request, the applicable Restricted Subsidiary shall execute and deliver to the Administrative Agent a Collateral Supplement under the applicable Collateral Document granting a security interest in such specified Collateral to the Administrative Agent and, if applicable pursuant to
Section 7.16(b), to the USA Mobile Indenture Trustees. Such Restricted Subsidiary shall also deliver to the Administrative Agent such documents as the Administrative Agent may request in connection therewith, including, without limitation, (i) duly executed UCC-1 Financing Statements, (ii) duly executed Grants of Security Interest (Trademarks), (iii) opinions of counsel, in form and substance satisfactory to the Administrative Agent, with respect to the enforceability of the security interests so granted and the perfection thereof and (iv) other documents as may reasonably be requested by the Administrative Agent. In connection therewith, the Administrative Agent is hereby irrevocably authorized and empowered as each Restricted Subsidiary's attorney-in- fact, to execute such UCC-1 Financing Statements, Grants of Security Interest (Trademarks) and instructions to the Escrow Agent and to deliver or file the same and to make, at the Administrative Agent's option, all other filings and to give all other notices as it shall reasonably deem necessary with respect to any of the Collateral, all of which may be done with or without the signature of any Restricted Subsidiary. The foregoing power constitutes a power coupled with an interest which shall survive until all of the obligations under the Loan Documents have been indefeasibly paid in full in cash and the Credit Agreement has been terminated.

           (b) If at the time of such a request by the Administrative Agent for the granting of a security interest in an item of Collateral, either of the USA Mobile Indentures is in effect and has not been satisfied, defeased or discharged, (x) any declaration of the effectiveness of any Collateral Document shall automatically be deemed to declare the corresponding Indenture Collateral Documents to be effective, (y) any grant of a security interest to the Administrative Agent in any Property shall also grant a ratable interest in such Collateral under the applicable Indenture Collateral Documents to such USA Mobile Indenture Trustee whose USA Mobile Indenture is then in effect and has not been satisfied, defeased or discharged and (z) any direction to the Escrow Agent to deliver a Collateral Document, UCC-1 Financing Statement or Grant of Security Interest (Trademarks) shall also constitute a direction to deliver the corresponding document executed for the benefit of such USA Mobile Indenture Trustee or USA Mobile Trustees.

           (c) For purposes hereof "Triggering Event" shall mean the occurrence of an Event of Default which Event of Default is continuing at the time the Administrative Agent exercises its rights under subsection (a) hereof.

           (d) It is intended that any security interest granted to the Administrative Agent (and any lender which refunds, replaces or refinances the Indebtedness under the Loan Documents) and the USA Mobile Indenture Trustees be pari passu.

     7.17. State Regulatory Approval
           -------------------------

           File an application, in form and substance satisfactory to the Administrative Agent, with the state regulatory commissions in the states of Alabama, Georgia and Kentucky with respect to the approval by such commissions of the incurrence by the Restricted Subsidiaries, as applicable, of the Indebtedness under this Agreement and the other Loan Documents, and, within 150 days after the Restatement Effective Date, receive an approval thereof from such commissions.


8.   NEGATIVE COVENANTS
     ------------------

     The Parent and the Borrowers each hereby covenants and jointly and severally agrees that, until all obligations under the Loan Documents have been paid in full and all Commitments of the Lenders have been terminated and no obligations of the Administrative Agent or any of the Lenders exist under any of the Loan Documents, it shall not:

     8.1. Indebtedness.
          ------------

          Create, incur, assume or suffer to exist any liability for Indebtedness, or permit any of the Restricted Subsidiaries so to do, except (i) Indebtedness due under the Loan Documents, (ii) Indebtedness of the Parent or any of the Restricted Subsidiaries existing on the Original Effective Date as set forth on Schedule 8.1, including, except as set forth in the proviso below, refinancings thereof but not increases in the amount of any thereof, provided that refinancings of such existing Indebtedness shall not be permitted unless the interest rate on any such refinanced Indebtedness is not in excess of the rate available for similar borrowings by similar borrowers at the time of the refinancing, the final maturity of such refinanced Indebtedness is not earlier than the Maturity Date, the average weighted life to maturity of such refinanced Indebtedness shall be greater than the average weighted life to maturity of the Indebtedness under the Loan Documents determined as of the date of such refinancing and if the Indebtedness being refinanced is subordinated to the Indebtedness under the Loan Documents, such refinanced Indebtedness shall be so subordinated on the same terms and to the same extent as such Indebtedness being so refinanced, (iii) purchase money Indebtedness of the Restricted Subsidiaries (other than any such Indebtedness described in clause (ii)) incurred in connection with the purchase, after the Original Effective Date, of any Property, in a principal amount not in excess of $5,000,000 at any one time outstanding, (iv) Indebtedness of the Restricted Subsidiaries consisting of obligations under Capital Leases not in excess of $5,000,000 in the aggregate at any one time, (v) the Intercompany Debt and other Indebtedness consisting of intercompany loans among or between any of the Parent and/or one or more Restricted Subsidiaries, in each case to the extent permitted by Section 8.6,
(vi) Contingent Obligations to the extent permitted by Section 8.4, (vii) Indebtedness of the Parent in respect of the USA Mobile Senior Notes in an aggregate principal amount not in excess of $225,000,000, and (viii) Indebtedness of any Restricted Subsidiary to any other Restricted Subsidiary, including, without limitation, the Parent Intercompany Loans.

     8.2. Liens.
          -----

          Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, or permit any of the Restricted Subsidiaries so to do, except (i) Liens for taxes, assessments or similar charges, incurred in the ordinary course of business, not delinquent or, if delinquent, being contested in accordance with Section 7.4, (ii) Liens when and if granted to the Administrative Agent pursuant to the Collateral Documents,
(iii) mechanics', carriers', warehousemen's, workmen's, repairmen's or other like statutory Liens incurred in the ordinary course of business, provided that the obligations secured thereby are not past due or are being contested in good faith by appropriate proceedings in accordance with Section 7.6, (iv) Liens existing on the Original Effective Date as set forth in Schedule 8.2, (v) purchase money Liens on Property of any of the Restricted Subsidiaries acquired after the Original Effective Date to secure Indebtedness of any of the Restricted Subsidiaries, to the extent permitted by Section 8.1(a)(iii), incurred in connection with the acquisition of such Property, provided that the Lien thereon is limited to such Property so acquired, (vi) Liens relating to Capital Leases, to the extent permitted by Section 8.1(a)(iv), (vii) Liens or deposits in connection with workers' compensation, unemployment insurance or social security or other similar statutory obligations (but not ERISA), (viii) to the extent that any Property of the Parent or any of the Restricted Subsidiaries is subject to a Lien on the Original Effective Date in respect of Indebtedness permitted under Section 8.1(a)(ii) and such Indebtedness is refinanced in accordance with such Section, such Property may be subject to a Lien with respect to such refinanced Indebtedness to the same extent as such Property was so subject on the Original Effective Date in respect of the Indebtedness being refinanced, (ix) Liens securing the Contingent Obligations of the Parent to the extent such Contingent Obligations are permitted pursuant to Sections 8.4(iv) and 8.4(v), (x) Liens securing the Contingent Obligations of the Subsidiary Guarantors to the extent such Contingent Obligations are permitted pursuant to Section 8.4(vi), (xi) Liens when and if granted to the USA Mobile Indenture Trustees under the Indenture Collateral Documents and (xii) Liens on Property of a Restricted Subsidiary either (1) consisting of deposits in connection with bids for contracts in the ordinary course of business so long as each such Lien is limited to the deposit made in connection therewith or (2) to secure the performance of contracts (or performance bonds issued in connection therewith) in the ordinary course of business, and not in connection with the borrowing of money, so long as each such Lien is limited to the rights of such Restricted Subsidiary under such contract.

     8.3. Merger or Sale of Property.
          --------------------------

          Consolidate with, be acquired by, or merge into or with any Person, or sell, lease or otherwise dispose of all or substantially all of its Property or any of its Stock (except as permitted by Section 8.13), or otherwise alter or modify its corporate name, structure, status or existence, or permit any Restricted Subsidiary so to do, except (i) provided that (A) the Administrative Agent shall have received ten days prior written notice and (B) immediately before and after giving effect thereto no Default or Event of Default shall exist, any of the Restricted Subsidiaries may merge or consolidate with any other Restricted Subsidiary, provided that in the event of a merger of the Parent and any other Restricted Subsidiary, the Parent shall be the survivor;
(ii) sales of Property to the extent permitted under Section 8.8 and (iii) mergers involving Restricted Subsidiaries as part of an Acquisition permitted with the prior written consent of the Required Lenders, provided that no Stock is issued in connection therewith except to the extent permitted by Section 8.13.

                       * CONFIDENTIAL TREATMENT REQUESTED



     8.4. Contingent Obligations.
          ----------------------

          Assume, guarantee, indorse, contingently agree to purchase or perform, or otherwise become liable upon any Contingent Obligation or permit any of the Restricted Subsidiaries so to do, except (i) the Contingent Obligations of the Parent and the Subsidiary Guarantors under the Loan Documents, (ii) guarantees by any Borrower of Indebtedness of any of its Subsidiaries or by any Subsidiary of any Borrower of Indebtedness of such Borrower or any other Subsidiary of such Borrower, provided that such Indebtedness would be permitted by Section 8.1 if directly incurred and (iii) during the period during which either of the USA Mobile Indentures is in effect and has not been satisfied, defeased or discharged, Contingent Obligations of any Restricted Subsidiary incurred to any other Restricted Subsidiary.

     8.5. Restricted Payments.
          -------------------

          (a) PRIOR TO THE SATISFACTION, DEFEASANCE OR DISCHARGE OF USA MOBILE INDENTURES. For the period during which either of the USA Mobile Indentures is in effect and has not been satisfied, defeased or discharged, declare or make any Restricted Payment, or permit any of the Restricted Subsidiaries so to do, except that:

               (i) any Restricted Subsidiary may make Restricted Payments to Arch for purposes of paying Taxes, pursuant to the terms set forth in the Tax Sharing Agreement;

               (ii) the Restricted Subsidiaries may pay Management Fees to Arch in any fiscal quarter (in an aggregate amount not exceeding *% of the net revenue of the Restricted Subsidiaries for the immediately preceding four fiscal quarters ending with the latest fiscal quarter for which Arch has filed a quarterly report with the SEC on form 10-Q or an annual report on form 10-K) in accordance with the terms set forth in the Management Agreement for services rendered to such any Restricted Subsidiary, provided that (i) no Default or Event of Default has occurred or is continuing (provided that during the continuance of a Default or an Event of Default, the Management Fee may be accrued, but not paid) and (ii) any such Management Fee accrued or paid shall be treated as an operating expense and deducted from the calculation of Operating Cash Flow;

               (iii) any Restricted Subsidiary may make Restricted Payments to any other Restricted Subsidiary;

               (iv) provided that no Default or Event of Default would exist immediately before or after giving effect thereto, after the Borrowers have delivered financial statements pursuant to Section 7.1(a) or (b) that demonstrate that the Leverage Ratio has been less than * for the immediately preceding two consecutive fiscal quarters, the Borrowers may make Restricted Payments to the Parent during any fiscal year, in an aggregate amount not exceeding 50% of Excess Cash Flow for the immediately preceding fiscal year, provided that any such Restricted Payment shall be determined on a noncumulative basis so that such Restricted Payments permitted to be declared and paid in a fiscal year may not be carried over and paid in a following year and provided further that the Parent may make Restricted Payments of such amounts to Arch; and

          (b) AFTER THE SATISFACTION, DEFEASANCE OR DISCHARGE OF USA MOBILE INDENTURES. After both of the USA Mobile Indentures have been satisfied, defeased or discharged or are otherwise no longer in effect, declare or make any Restricted Payment, or permit any of the Restricted Subsidiaries so to do, except that

               (i) any wholly-owned Subsidiary of a Borrower may make a Restricted Payment to such Borrower; and

               (ii) any Restricted Subsidiary may make Restricted Payments described, and subject to the limitations contained, in subsections (a)(i), (ii) and (iv) above.

     8.6. Investments, Loans, Acquisitions, Etc.
          -------------------------------------

          At any time, purchase or otherwise acquire, hold or invest in the Stock of, or any other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person including, without limitation, an Acquisition, or permit any of the Restricted Subsidiaries so to do, (all of which are sometimes referred to herein as "INVESTMENTS") except:

          (a) Investments in short-term domestic and eurodollar certificates of deposit issued by any Lender, or any other commercial bank, trust company or national banking association incorporated under the laws of the United States or any State thereof and having undivided capital surplus and retained earnings exceeding $500,000,000;

          (b) Investments in short-term direct obligations of the United States of America or agencies thereof which obligations are guaranteed by the United States of America;

          (c) Investments existing on the Original Effective Date as set forth in Schedule 8.6;

          (d) normal business banking accounts and short-term certificates of deposit and time deposits in, or issued by, federally insured institutions;

          (e) Investments by any Borrower in its Subsidiaries and Investments by the Parent in the Restricted Subsidiaries, provided that (A) each such Investment shall be made as a demand loan, (B) such loan is evidenced by a promissory note which is delivered to the Escrow Agent or, if a security interest therein has been granted pursuant to a Collateral Document pursuant to
Section 7.16, delivered to the Administrative Agent under the applicable Collateral Document or, if applicable under such Collateral Document to the Collateral Agent for the ratable benefit of the Administrative Agent, the Lenders, any Lender or affiliate of a Lender which has entered into an Interest Rate Protection Agreement with any Borrower and the USA Mobile Indenture Trustees, and (C) no Default or Event of Default shall exist immediately before or after giving effect thereto; and

          (f) for the period during which either of the USA Mobile Indentures is in effect and has not been satisfied, defeased or discharged, any Investments by any Restricted Subsidiary in any other Restricted Subsidiary including, without limitation, the making of loans or advances to any Restricted Subsidiary and the making of payments in respect thereof, including, without limitation, the Parent Intercompany Loans.

     8.7.  Business and Name Changes.
           -------------------------

           (a) Materially change, or permit any Restricted Subsidiary to materially change, the nature of its respective business as conducted on the Original Effective Date, without giving the Administrative Agent thirty days' prior written notice, change, or permit any of the Restricted Subsidiaries to change, its respective name.

           (b) With respect to the Parent, materially change the nature of its business from that of owning 100% of the issued and outstanding capital Stock of the Borrowers.

     8.8.  Sale of Property.
           ----------------

           Sell, exchange, lease, transfer or otherwise dispose of any Property to any Person, or permit any Restricted Subsidiary so to do, except sales or dispositions of Property (other than Stock of any of the Restricted Subsidiaries) in the ordinary course of business, including normal retirements and replacements of Property in the ordinary course of business, provided that for the period during which either of the USA Mobile Indentures is in effect and has not been satisfied, defeased or discharged, any Restricted Subsidiary may transfer Property to any other Restricted Subsidiary.

     8.9.  Subsidiaries.
           ------------

           Create or acquire any Subsidiary, or permit any of the Restricted Subsidiaries so to do.

     8.10. Certificate of Incorporation and By-laws.
           ----------------------------------------

           Amend or otherwise modify its certificate of incorporation or by-laws in any way which would adversely affect the interests of the Lenders under any of the Loan Documents or the obligations of any Restricted Subsidiary under any of the Loan Documents, or permit any of the Restricted Subsidiaries so to do.

     8.11. Prepayments of Indebtedness; Repurchases of USA Mobile Senior Notes.
           -------------------------------------------------------------------

           Prepay or obligate itself to prepay, in whole or in part, any Indebtedness, or permit any of the Restricted Subsidiaries so to do, except (i) Indebtedness under the Loan Documents, (ii) provided that no Default or Event of Default shall exist immediately before or after giving effect thereto, the repurchase, on terms and conditions satisfactory to the Administrative Agent, of USA Mobile Senior Notes for an amount not to exceed the sum of (a) $10,000,000 and (b) the amount of any increases to the Aggregate Commitments made pursuant to Section 2.5, and (iii) for the period during which either of the USA Mobile Indentures is in effect and has not been satisfied, defeased or discharged, any Indebtedness owed by any Restricted Subsidiary to any other Restricted Subsidiary.

     8.12. Sale and Leaseback.
           ------------------

           Enter into any arrangement with any Person providing for the leasing by it of Property which has been or is to be sold or transferred by it to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or its rental obligations, or permit any of the Restricted Subsidiaries so to do, except, subject to the provisions of Section 8.16, for the period during which either of the USA Mobile Indentures is in effect and has not been satisfied, defeased or discharged, any Restricted Subsidiary may enter into any such sale and leaseback transaction with any other Restricted Subsidiary.

     8.13. Issuance of Capital Stock.
           -------------------------

           Issue any additional Stock or other equity or ownership interest, or permit any of the Restricted Subsidiaries so to do, except as follows:

               (a) a Restricted Subsidiary may issue additional Stock or other equity or ownership interests to its immediate parent provided that (i) the same is not otherwise prohibited under the Loan Documents, (ii) simultaneously therewith (1) such Stock or other equity or ownership interest shall be delivered to the Escrow Agent or, if a security interest therein has been granted to the Administrative Agent pursuant to a Collateral Supplement as described in Section 7.16, delivered to the Administrative Agent under the applicable Collateral Documents or, if applicable thereunder, to the Collateral Agent, (2) appropriate stock powers, UCC Financing Statements, trademark assignments and such other documentation as the Administrative Agent shall reasonably request shall be delivered to the Escrow Agent, the Administrative Agent or the Collateral Agent, as the case may be, and (3) an opinion of counsel to the applicable Loan Party and the issuer, in all respects satisfactory to the Administrative Agent, shall have been delivered to the Administrative Agent, and
(iii) there shall be no Lien upon such Stock or other equity or ownership interest except for the Liens, if any, granted in favor and for the ratable benefit of (x) the Administrative Agent, for the benefit of the Lenders under the Loan Documents (and any Lenders or affiliates of Lenders which have entered into one or more Interest Rate Protection Agreements with one or more of the Borrowers), under the Collateral Documents and (y) if applicable, the USA Mobile Indenture Trustees for the benefit of holders of USA Mobile Senior Notes; and

               (b) the Parent may issue additional common Stock provided that such Stock is pledged to the Administrative Agent pursuant to the Arch Guaranty.

     8.14. Fiscal Year.
           -----------

           Change its fiscal year from that in effect on the Original Effective Date or permit any of the Restricted Subsidiaries so to do.

     8.15. Amendments, Etc. of Certain Agreements.
           --------------------------------------

           Enter into or agree to any amendment, modification or waiver of any term or condition of any of the Intercompany Notes, the Management Agreement, the USA Mobile Indentures, the USA Mobile Senior Notes, the Parent Intercompany Notes, the Tax Sharing Agreement, or any of the Indenture Collateral Documents, in each case in any way which could adversely affect either (i) the interests of the Administrative Agent and the Lenders under the Loan Documents or (ii) any Loan Party's ability to perform its obligations under the Loan Documents.

     8.16. Transactions with Affiliates.
           ----------------------------

           Become a party to any transaction with an Affiliate (other than a Subsidiary Guarantor), or permit any of the Restricted Subsidiaries so to do, unless its board of directors shall have determined that the terms and conditions relating to such transaction are as favorable to it as those which would be obtainable at that time in a comparable arms-length transaction with a Person other than an Affiliate, except for Investments made by the Parent, or one of the Restricted Subsidiaries in any of the other of such entities provided that any such transaction shall comply with the provisions of Section 8.6.

     8.17. Payment of Management Fees and Other Amounts.
           --------------------------------------------

           (a) PRIOR TO THE SATISFACTION, DEFEASANCE OR DISCHARGE OF USA MOBILE INDENTURES. For the period during which either of the USA Mobile Indentures is in effect and has not been satisfied, defeased or discharged, pay any Management Fees or any other amounts to Arch or permit any Restricted Subsidiary so to do, except that (i) any Restricted Subsidiary may pay Management Fees to Arch to the extent permitted by Section 8.5 and (ii) any Restricted Subsidiary may make the payments required under the Tax Sharing Agreement.

           (b) AFTER THE SATISFACTION, DEFEASANCE OR DISCHARGE OF USA MOBILE INDENTURES. After both of the USA Mobile Indentures have been satisfied, defeased or discharged or are otherwise no longer in effect, pay any Management Fees or any other amounts to Arch or any Restricted Subsidiary or any Affiliate of Arch or any Restricted Subsidiary, or permit any Restricted Subsidiary so to do, except that (i) any Restricted Subsidiary may pay Management Fees to Arch to the extent permitted by Section 8.5 and (ii) any Restricted Subsidiary may make the payments required under the Tax Sharing Agreement.

     8.18. ERISA.
           -----

           Except for Plans and Multiemployer Plans listed on Schedule 4.16, adopt or become obligated to contribute to any Plan or Multiemployer Plan, or permit any Restricted Subsidiary or Commonly Controlled Entity so to do.

     8.19. Subordinated Debt.
           -----------------

          Make any payment in respect of principal of, or premium or interest on, or purchase, voluntarily redeem or otherwise retire, or make any payment in respect of all or any part of any subordinated Indebtedness, or permit any Restricted Subsidiary so to do, except, subject to the subordination provisions thereof.


9.   DEFAULT
     -------

     9.1. Events of Default.
          -----------------

          The following shall each constitute an "Event of Default" hereunder:

               (a) The failure of any Borrower to pay any principal on any Note on the date when due and payable; or

               (b) The failure of any Borrower to pay any interest or any other fees or expenses payable under any Loan Document or otherwise to the Administrative Agent with respect to the loan facilities established hereunder within three Business Days of the date when due and payable; or

               (c) The use of the proceeds of any Loan in a manner inconsistent with or in violation of Section 2.15; or

               (d) The failure of any Borrower or the Parent to observe or perform any covenant or agreement contained in Sections 7.3, 7.11, 7.12, 7.13, 7.14, 7.15, Section 8 or Section 11.1; or

               (e) The failure of any Loan Party to observe or perform any other term, covenant, or agreement contained in any Loan Document and such failure shall have continued unremedied for a period of 30 days from the first date when any Borrower or the Parent shall have obtained knowledge thereof; or

               (f) Any representation or warranty of any Borrower, the Parent or Arch (or of any officer of any Borrower, the Parent or Arch on its behalf) made in this Agreement or in any certificate, report, opinion (other than an opinion of counsel) or other document delivered or to be delivered pursuant to this Agreement, shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect when made; or

               (g) Any obligation of any Borrower (other than its obligations under the Notes), the Parent, any other Restricted Subsidiary or Arch whether as principal, guarantor, surety or other obligor, for the payment of any Indebtedness or operating leases (other than Contingent Obligations of Arch in respect of the Arch Credit Agreement or operating leases of any Subsidiary of Arch (other than the Restricted Subsidiaries)) in an aggregate amount greater than $1,000,000 (i) shall become or shall be declared to be due and payable prior to the expressed maturity thereof, or (ii) shall not be paid when due or within any grace period for the payment thereof, or (iii) the holder of any such obligation shall have the right to declare such obligation due and payable prior to the expressed maturity thereof;

               (h) Arch, the Parent or any of the Restricted Subsidiaries shall
(i) suspend or discontinue its business, or (ii) make an assignment for the benefit of creditors, or (iii) generally not be paying its debts as such debts become due, or (iv) admit in writing its inability to pay its debts as they become due, or (v) file a voluntary petition in bankruptcy, or (vi) become insolvent (however such insolvency shall be evidenced), or (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, or
(viii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, or (ix) be the subject of any such proceeding filed against it which remains undismissed for a period of 60 days, or (x) file any answer admitting or not contesting the material allegations of any such petition filed against it or any order, judgment or decree approving such petition in any such proceeding, or (xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for 60 days, or (xii) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of Arch, the Parent or such Restricted Subsidiary; or

               (i) An order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court having jurisdiction (i) adjudging Arch, the Parent or any of the Restricted Subsidiaries bankrupt or insolvent, or (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of or in respect of Arch, the Parent or any of the Restricted Subsidiaries under the United States bankruptcy laws or any other applicable Federal or state law, or (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Arch, the Parent or any of the Restricted Subsidiaries or of any substantial part of the Property thereof, or (iv) ordering the winding up or liquidation of the affairs of Arch, the Parent or any of the Restricted Subsidiaries, and any such decree or order continues unstayed and in effect for a period of 60 days; or

               (j) Any judgment or decree against Arch, the Parent or any of the Restricted Subsidiaries aggregating in excess of $250,000 (other than judgments against Arch relating to its Contingent Obligations with respect to the Arch Credit Agreement) shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days; or

               (k) The occurrence of an Event of Default under and as defined in any Collateral Document; or

               (l) Any Loan Document shall cease, for any reason, to be in full force and effect, or any Loan Party shall so assert in writing; or

               (m) The FCC or any other Governmental Body cancels or revokes any of the Parent's or any Restricted Subsidiary's material licenses, or fails to renew any such license or licenses, which cancellation, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

               (n) There shall occur (i) a Fundamental Change under and as defined in the Arch Subordinated Indenture as in effect on the Original Effective Date, (ii) an event which, after the giving of notice, the lapse of time, or both or the satisfaction of any other condition, would give the holder of any Parent Subordinated Debenture the right to require Arch to repurchase the same pursuant to the Arch Subordinated Indenture or, in the event that the Arch Subordinated Indenture is no longer in effect, would have given the holder such right under the Arch Subordinated Indenture if it were then in effect and subject to the provisions thereof as in effect on the Original Effective Date, or (iii) a Default or an Event of Default under and as defined in the Arch Subordinated Indenture; or

               (o) There shall occur (i) a Change of Control under and as defined in either of the USA Mobile Indentures as in effect on the Original Effective Date, (ii) an event which, after the giving of notice, the lapse of time, or both or the satisfaction of any other condition, would give the holder of any USA Mobile Senior Note the right to require the Parent to repurchase the same pursuant to such USA Mobile Indenture or, in the event that such USA Mobile Indenture is no longer in effect, would have given the holder such right under such USA Mobile Indenture if it were then in effect and subject to the provisions thereof as in effect on the Original Effective Date, or (iii) a Default or Event of Default under and as defined in either of the USA Mobile Indentures; or

               (p) There shall occur (i) a Change of Control (as defined in the Arch Discount Note Indenture as in effect on the date of the issuance thereof),
(ii) an event which, after the giving of notice, the lapse of time, or both or the satisfaction of any other condition, would give the holders of Arch Discount Notes the right to require Arch to repurchase or redeem the same pursuant to the Arch Discount Note Indenture or, in the event that the Discount Note Indenture is no longer in effect, would have given such holders such right under the Arch Discount Note Indenture if it were then in effect and subject to the provisions thereof as in effect on the date of the issuance thereof or (iii) a Default or Event of Default (under and as defined in the Arch Discount Note Indenture).

          Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, (a) if such event is an Event of Default specified in clauses (h) or (i) above, the Aggregate Commitments shall immediately and automatically terminate and the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents shall immediately become due and payable without any further action, and the Administrative Agent, upon the direction of the Required Lenders shall, exercise any and all remedies and other rights provided in the Loan Documents, and (b) if such event is any other Event of Default, any or all of the following actions may be taken: (i) upon the direction of the Required Lenders, the Administrative Agent shall, by notice to each Borrower, declare the Aggregate Commitments to be terminated, forthwith, whereupon the Aggregate Commitments shall immediately terminate, and (ii) upon the direction of the Required Lenders, the Administrative Agent shall, by notice of default to each Borrower, declare the Loans, all accrued and unpaid interest thereon and all other amounts owing under the Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, and the Administrative Agent shall, and upon the direction of the Required Lenders, exercise any and all remedies and other rights provided pursuant to the Loan Documents including, without limitation, the Collateral Documents when declared effective pursuant to Section 7.16. Except as otherwise provided in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. The Borrowers, the Parent and the Subsidiary Guarantors hereby further expressly waive and covenant not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of any Loan Document.

          In the event that the Aggregate Commitments shall have been terminated or the Notes shall have been declared due and payable pursuant to the provisions of this Section, any funds received by the Administrative Agent and the Lenders from or on behalf of the Borrowers, the Parent or any Subsidiary Guarantor shall be applied by the Administrative Agent and the Lenders in liquidation of the Loans and the obligations of the Borrowers, the Parent and the Subsidiary Guarantors under the Loan Documents in the following manner and order: (i) first, to reimburse the Administrative Agent and the Lenders for any expenses due from the Borrowers, the Parent and the Subsidiary Guarantors pursuant to the provisions of Section 12.5; (ii) second, to the payment of the accrued and unpaid Commitment Fees and all other fees, expenses and amounts due under the Loan Documents (other than principal and interest on the Notes); (iii) third, to the payment of interest due on the Notes, on a pro rata basis; (iv) fourth, to the payment of principal outstanding on the Notes, on a pro rata basis, and to the payment of obligations of the Borrowers to the Lenders (and any affiliate of any Lender) arising out of Interest Rate Protection Agreements to the extent such obligations arising out of such Interest Rate Protection Agreements are secured by the Collateral; and (v) fifth, to the payment of any other amounts owing to the Administrative Agent and the Lenders under any Loan Document.

10.   THE ADMINISTRATIVE AGENT
      ------------------------

      10.1. Appointment.
            -----------

            Each Lender hereby irrevocably designates and appoints BNY as the Administrative Agent of such Lender under the Loan Documents and each such Lender hereby irrevocably authorizes BNY, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

      10.2. Delegation of Duties.
            --------------------

            The Administrative Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel concerning all matters pertaining to such duties.

      10.3. Exculpatory Provisions.
            ----------------------

            Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of any Loan Party or any other Person to perform its obligations thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the properties, books or records of any Loan Party. The Administrative Agent shall not be under any liability or responsibility whatsoever, as Administrative Agent, to any Loan Party or any other Person as a consequence of any failure or delay in performance, or any breach, by any Lender of any of its obligations under any of the Loan Documents.

      10.4. Reliance by Administrative Agent.
            --------------------------------

            The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, opinion, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may treat each Lender, or the Person designated in the last notice filed with it under this Section, as the holder of all of the interests of such Lender in its Loans and in its Note until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent. The Administrative Agent shall not be under any duty to examine or pass upon the validity, effectiveness or genuineness of the Loan Documents or any instrument, document or communication furnished pursuant thereto or in connection therewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Administrative Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

      10.5. Notice of Default.
            -----------------

            The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received written notice thereof from a Lender, the Borrower Notice Party, any Borrower, the Parent, Arch or any Subsidiary Guarantor. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem to be in the best interests of the Lenders.

      10.6. Non-Reliance on Administrative Agent and Other Lenders.
            ------------------------------------------------------

            Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter, including any review of the affairs of any Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Loan Parties and made its own decision to enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under this Agreement or any Loan Document, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Loan Parties which may come into the pos-session of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

      10.7. Indemnification.
            ---------------

            Each Lender agrees to indemnify and reimburse the Administrative Agent in its capacity as such (to the extent not promptly reimbursed by a Borrower or the Parent and without limiting the obligation of any Loan Party to do so), ratably according to (i) its Commitment Percentage at such time when no Loans are outstanding and (ii) the outstanding principal balance of the Loans when Loans are outstanding, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever including, without limitation, any amounts paid to the Lenders (through the Administrative Agent) by a Borrower, the Parent or any Subsidiary Guarantor pursuant to the terms of the Loan Documents, that are subsequently rescinded or avoided, or must otherwise be restored or returned) which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, the other Loan Documents or any other documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the gross negligence or willful misconduct of the Administrative Agent. The agreements in this Section shall survive the payment of all amounts payable under the Loan Documents.

      10.8. Administrative Agent in Its Individual Capacity.
            -----------------------------------------------

            BNY and its affiliates may make loans to, accept deposits from, issue letters of credit for the account of and generally engage in any kind of business with, any Loan Party as though BNY was not Administrative Agent hereunder and BNY Capital Markets did not arrange the transactions contemplated hereby. With respect to the Commitment made by BNY and any Note issued to BNY, BNY shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it was not the Administrative Agent, and the terms "Lender" and "Lenders" shall in each case include BNY.

      10.9. Successor Administrative Agent.
            ------------------------------

            If at any time the Administrative Agent deems it advisable, in its sole discretion, it may submit to each of the Lenders a written notice of its resignation as Administrative Agent under the Loan Documents, such resignation to be effective upon the earlier of (i) the written acceptance of the duties of the Administrative Agent under the Loan Documents by a successor Administrative Agent and (ii) on the 30th day after the date of such notice. Upon any such resignation, the Required Lenders shall have the right to appoint from among the Lenders a successor Administrative Agent with the written consent of the Borrower Notice Party, which consent shall not be unreasonably withheld (except that the Borrower Notice Party's consent shall not be required during the continuance of an Event of Default). If no successor Administrative Agent shall have been so appointed by the Required Lenders and accepted such appointment in writing within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor Administrative Agent shall be a commercial bank organized under the laws of the United States of

America or any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent's rights, powers, privileges and duties as Administrative Agent under the Loan Documents shall be terminated. The Borrower Notice Party and the Lenders shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of the Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. If at any time hereunder there shall not be a duly appointed and acting Administrative Agent, the Borrowers agree to make each payment due under the Loan Documents directly to the Lenders entitled thereto during such time.


11.   PARENT GUARANTY.
      ---------------

      In order to induce the Administrative Agent and the Lenders to enter into this Agreement and make the Commitments and Loans, the Parent hereby agrees as follows:

      11.1. Guaranty.
            --------

            The Parent hereby absolutely, irrevocably and unconditionally guarantees to the Administrative Agent and the Lenders the full and prompt payment when due (including all grace periods), whether at stated maturity, by acceleration, by mandatory prepayment, by notice of intention to prepay or otherwise, of all obligations, now existing and hereafter arising, of the Borrowers, including all principal and interest (whether accruing before or after any event set forth in Section 9.1(h) or (i) and whether or not allowed in any bankruptcy or similar proceeding of the Borrowers) under the Loan Documents to which it is a party and under any Interest Rate Protection Agreements among one or more of the Borrowers and any Lender or any affiliate of any Lender, and whether direct, indirect or contingent, incurred as primary obligor or otherwise, secured or unsecured and whether or not on open account, and all costs and expenses incurred by the Administrative Agent and the Lenders in enforcing any thereof, whether or not suit is instituted (as the same may be amended, increased, modified, renewed, refunded, extended, increased or refinanced from time to time, collectively, the "OBLIGATIONS"). Regardless of whether the Administrative Agent or the Lenders are prevented or otherwise hindered by law from collecting or otherwise enforcing any of the Obligations in accordance with their terms, whether as the result of the commencement of any bankruptcy or similar proceedings against a Borrower or otherwise, the Administrative Agent and the Lenders shall be entitled to receive hereunder from the Parent upon demand therefor the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered. The obligations of the Parent under the Parent Guaranty shall be joint and several with the obligations of the Subsidiary Guarantors under the Subsidiary Guaranty and the obligations of Arch under the Arch Guaranty.

      11.2. Absolute Obligation.
            -------------------

            The obligations of the Parent hereunder shall be absolute, irrevocable, unconditional and continuing until the Aggregate Commitments have terminated and all of the Obligations are indefeasibly paid in full in cash notwithstanding the fact that the Borrowers may have repaid the Loans and may not be borrowing hereunder from time to time, and shall not be subject to any counterclaim, right of set-off or any defense whatsoever. The Parent acknowledges and agrees that the Administrative Agent and the Lenders have no responsibility or liability, and shall not be deemed to have made any representation or warranty, with respect to the validity, enforceability or collectability of any of the Loan Documents or any document executed or delivered in connection therewith, or any preference or priority ranking with respect to the payment of the Loans or the validity or perfection of any security interest under any Loan Document. The Administrative Agent and the Lenders shall have no obligation to enforce any Loan Document or any collateral security thereunder, by any action, including, without limitation, making or perfecting any claim against any Borrower, prior to being entitled to the benefits of this Parent Guaranty. Nothing except the indefeasible cash payment in full of the Obligations shall release the Parent from liability under this Parent Guaranty, and the Parent shall not succeed to any of the rights of the Administrative Agent or the Lenders against any Borrower, whether by way of subrogation or otherwise, until the Obligations have been indefeasibly paid in full in cash.

      11.3. Guaranty of Payment.
            -------------------

            This Parent Guaranty is a guaranty of payment. The liability and obligations of the Parent shall be primary, direct and absolute, and the Parent hereby waives any right to require that resort be had by the Administrative Agent or the Lenders against any Borrower or any other Person, or to require that resort be had by the Administrative Agent or the Lenders to any direct or indirect collateral security. The Administrative Agent may, at its option, proceed against the Parent in the first instance to enforce any obligation to collect any monies, the payment of which is guaranteed hereby, without first proceeding against any Borrower or any other Person and without first resorting to any other remedies, as the Administrative Agent may deem advisable. The liability of the Parent hereunder shall in no way be affected or impaired by any acceptance by the Administrative Agent or the Lenders of any direct or indirect security for, or other guarantor upon, any indebtedness, liability or obligation of the Borrowers to the Administrative Agent and the Lenders, or by any failure, delay, neglect or omission of the Administrative Agent or any Lender to realize upon or perfect any such security, indebtedness, liability or obligation, or by any direct or indirect collateral security therefor, or by the bankruptcy, reorganization or insolvency of, or by any other proceeding for the relief of debtors commenced against, any Borrower or any other Person, or by the release, exchange, substitution or any loss or impairment of any collateral security, or the liability of any other Person in respect of the Obligations, including, without limitation, the release of any other guarantor or any collateral security provided thereby, or by the invalidity or unenforceability of this Agreement, the Notes or any other Loan Document, or any of the Obligations against the Borrowers for any reason, or by any amendment or waiver of or any consent to or departure from this Agreement, or the Notes or any other Loan Document, or by any other reason whatsoever.

      11.4. Repayment in Bankruptcy.
            -----------------------

            If, at any time or times subsequent to the performance by the Parent of its obligations hereunder or the termination of this Parent Guaranty, the Administrative Agent or any Lender shall be required to repay any amounts previously paid by or on behalf of the Borrowers in reduction of the Obligations under any Loan Document by virtue of an order of any court having jurisdiction in the premises, including, without limitation, as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Parent unconditionally agrees to pay to the Administrative Agent or such Lender on demand a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such demand to the date of payment to the Administrative Agent or such Lender at the applicable after-maturity rate set forth in Section 2.8(b).

      11.5. Other Provisions in Parent Guaranty.
            -----------------------------------

            (a) No failure by the Administrative Agent and the Lenders to exercise, and no delay by the Administrative Agent or any of the Lenders in exercising, any right or remedy hereunder shall operate as a waiver thereof.

            (b) This Parent Guaranty, and the obligations of the Parent under this Parent Guaranty, may not be assigned or otherwise delegated.

            (c) The Parent waives all errors or omissions of the Administrative Agent or any Lender in connection with the administration of the Loans and any collateral security therefor, except errors or omissions which constitute gross negligence or willful misconduct.

            (d) Without limiting the foregoing, the Parent waives any act or omission of the Administrative Agent or any Lender with respect to the Borrowers and its respective Subsidiaries which may affect or change in any way the liability of the Parent under this Parent Guaranty.

            (e) Each and every right, remedy and power granted to the Administrative Agent and the Lenders hereunder or allowed at law or by any other agreement shall be cumulative and not exclusive, and may be exercised by the Administrative Agent and the Lenders from time to time.

            (f) This Parent Guaranty shall be binding upon the Parent and its successors and assigns and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns.

            (g) The Parent hereby waives presentment, demand for payment, notice of default, non-performance and dishonor, protest and notice of protest of or in respect of this Agreement, the Notes and any other Loan Documents and the incurrence of the Obligations, notice of acceptance of this Parent Guaranty and reliance hereupon by the Administrative Agent and the Lenders, and notice of the making of any Loans pursuant to this Agreement, notice of any sale of collateral security or any default of any sort.

            (h) The Parent agrees that the Administrative Agent and the Lenders may at any time, without notice to or consent of the Parent, and without in any manner affecting the liability of the Parent hereunder, amend, increase, extend, modify, supplement or waive any term or condition of this Agreement, the Notes, any other Loan Document or all or any part of the Obligations and any collateral security therefor and otherwise deal with the Borrowers as if this Parent Guaranty did not exist, and the Parent shall be bound by, and this Parent Guaranty shall automatically extend to, this Agreement, the Notes and the other Loan Documents and the Obligations as so amended, increased, extended, modified, supplemented or waived without any action required by the Parent.

            (i) No provision of this Parent Guaranty may be waived, modified or otherwise changed by any means, including, without limitation, any course of dealing, course of performance or trade usage, or oral evidence of any nature, except pursuant to a writing executed by the party against which enforcement of such waiver, modification or change is sought.

            (j) The Parent hereby agrees to pay upon demand all reasonable expenses (including the reasonable fees and disbursements of counsel) incurred by the Administrative Agent in connection with the interpretation, administration, or any amendment or modification, hereof, and incurred by the Administrative Agent and the Lenders in connection with the enforcement, protection or collection of any provisions hereof, whether or not suit is instituted.

            (k) The Parent agrees that any statement of account from the Administrative Agent or any Lender to the Borrowers which binds the Borrowers shall also be binding upon the Parent and that copies of the Administrative Agent's or such Lender's said statements of account maintained in the regular course of business may be used in evidence against the Parent and the Borrowers in order to establish the obligations of the Parent hereunder.

            (l) The Parent acknowledges that it has received a copy of the Loan Documents and has approved of the same. In addition, the Parent acknowledges having read the Loan Documents and having had the advice of counsel in connection with all matters concerning the execution and delivery of the Loan Documents to which it is a party.


12.   MISCELLANEOUS
      -------------

      12.1. Amendments and Waivers.
            ----------------------

            With the written consent of the Required Lenders, the Administrative Agent and the appropriate parties to the Loan Documents may, from time to time, enter into written amendments, supplements or modifications thereof and, with the consent of the Required Lenders, the Administrative Agent on behalf of the Lenders may execute and deliver to any such parties a written instrument waiving or a consent to a departure from, such terms and conditions as the Administrative Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default or Event of Default and its consequences; provided, however, that without the written consent of all of the Lenders, no such amendment, supplement, modification, waiver or consent shall (i) increase the Commitment of any Lender except in connection with a Lender's voluntary election to increase its Commitment pursuant to the terms of Section 2.5), (ii) decrease the rate of interest of any Note, (iii) extend the time or manner of payment, or forgive all or any portion, of the principal amount of or interest on, any Note, (iv) decrease the Commitment Fee or extend the time of payment thereof, (v) release all or any part of the Collateral except to the extent that the sale or disposition of such Collateral is permitted under the terms and provisions of Section 8.8, (vi) release or discharge any Guarantor from its obligations under a guarantee; (vii) change the provisions of Section 2.4(b), 2.4(d), 3.3 or 12.1 or any other provision which requires the consent of all Lenders; or (viii) change the definition of Required Lenders, Minority Lenders or Triggering Event; or amend, modify, waive or consent to a departure from any provision of Section 10 or otherwise change any of the rights or obligations of the Administrative Agent under the Loan Documents without the written consent of the Administrative Agent. Any such amendment, supplement, modification, waiver or consent shall apply equally to each of the Lenders and shall be binding upon the parties to the applicable agreement, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the parties to the applicable agreement, the Lenders and the Administrative Agent shall be restored to their former position and rights under the Loan Documents, and any Default or Event of Default waived shall not extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

      12.2. Notices.
            -------

            All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, first-class postage prepaid, or, in the case of telecopier notice, when sent, addressed as follows in the case of any Borrower, the Borrower Notice Party, the Parent or the Administrative Agent, at the Domestic Lending Office in the case of each Lender, and to the address of a Loan Party set forth in a Loan Document, or to such other addresses as to which the Administrative Agent may be hereafter notified by the respective parties thereto or any future holders of the Notes:

            Any Borrower and the Borrower Notice Party:

                           USA Mobile Communications, Inc. II
                           c/o Arch Communications Group, Inc.
                           1800 West Park Drive, Suite 250
                           Westborough, Massachusetts 01581
                           Attention: William A. Wilson,
                                      Vice President, Finance
                           Telephone: (508) 898-0962
                           Telecopy: (508) 366-0846

                           The Administrative Agent:

                           The Bank of New York
                           One Wall Street
                           Agency Function Administration
                           18th Floor
                           New York, New York 10286
                           Attention: Michael Pizarro
                                      Agency Function Administrator
                           Telephone: (212) 635-4697
                           Telecopy: (212) 635-6365 or 6366 or 6367
            with a copy to:

                           The Bank of New York
                           One Wall Street
                           16th Floor
                           New York, New York 10286
                           Attention: Geoffrey C. Brooks,
                                      Vice President
                                      Communications, Entertainment &
                                      Publishing Division
                           Telephone: (212) 635-8475
                           Telecopy:  (212) 635-8593 or (212) 635-8679,

except that any notice, request or demand by a Borrower or the Borrower Notice Party to or upon the Administrative Agent or the Lenders pursuant to Sections
2.3 or 2.7 shall not be effective until received. Any party to a Loan Document may rely on signatures of the parties thereto which are transmitted by telecopier or other electronic means as fully as if originally signed.

      12.3. No Waiver; Cumulative Remedies.
            ------------------------------

            No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      12.4. Survival of Representations and Warranties.
            ------------------------------------------

            All representations and warranties made under the Loan Documents and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of the Loan Documents.

      12.5. Payment of Expenses and Taxes.
            -----------------------------

            The Borrowers and the Parent each agrees, jointly and severally, promptly upon presentation of a statement or invoice therefor, and whether any Loan is made (i) to pay or reimburse the Administrative Agent and BNY Capital Markets for all their respective out-of-pocket costs and expenses (other than any interest payable by the Agent to the Lenders pursuant to Section 3.3) reasonably incurred in connection with the development, preparation and execution of, the Loan Documents (to the extent not paid on or before the Restatement Effective Date), including, without limitation, the reasonable fees and disbursements of Special Counsel, and any amendment, supplement or modification thereto (whether or not executed), any documents prepared in connection therewith and the consummation of the transactions contemplated thereby, the syndication of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel, (ii) to pay or reimburse the Administrative Agent, the Collateral Agent and the Lenders for all of their respective costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred in connection with (a) any appraisal required by law in connection with any real Property taken as collateral security for any obligations under any Loan Documents, (b) any Default or Event of Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether consummated) of the obligations of the Loan Parties under any of the Loan Documents and (c) the enforcement of this Section, (iii) to pay, indemnify, and hold each Lender, the Collateral Agent and the Administrative Agent harmless from and against, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, (iv) to pay, indemnify and hold the Administrative Agent, the Collateral Agent, the Lenders and their respective officers, directors and employees harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable counsel fees and disbursements) which may be asserted by the USA Mobile Indenture Trustees or any holder of USA Mobile Senior Notes and (v) to pay, indemnify and hold each Lender, the Collateral Agent and the Administrative Agent and each of their respective officers, directors and employees harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable counsel fees and disbursements) with respect to the enforcement and performance of the Loan Documents, the use of the proceeds of the Loans and the enforcement and performance of the provisions of any subordination agreement in favor of the Administrative Agent and the Lenders (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES") and, if and to the extent that the foregoing indemnity may be unenforceable for any reason, the Borrowers and the Parent each agrees to make the maximum payment permitted or not prohibited under applicable law; provided, however, that the Borrowers and the Parent shall have no obligation hereunder to pay Indemnified Liabilities to the Administrative Agent or any Lender arising from the gross negligence or willful misconduct of the Administrative Agent, the Collateral Agent or such Lender or any claims asserted by one or more Lenders against the Administrative Agent, the Collateral Agent or another Lender or Lenders. The agreements in this Section shall survive the termination of the Aggregate Commitments and the payment of all amounts payable under the Loan Documents.

      12.6. Lending Offices.
            ---------------

            Each Lender shall have the right at any time and from time to time on notice to the Administrative Agent and the Borrower Notice Party to transfer any Loan to a different office. Such office shall thereupon become such Lender's Domestic Lending Office or Eurodollar Lending Office, as the case may be. Each Lender will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation demanded by such Lender pursuant to Section 2.10, 2.12, 2.13 or 2.16 unless such Lender or its lending office may suffer, it its sole determination, an economic, legal or regulatory disadvantage from so transferring the lending office and provided that such change shall not be in conflict with such Lender's internal policies.

      12.7. Assignments and Participations.
            ------------------------------

            (a) The Loan Documents shall be binding upon and inure to the benefit of the Borrowers, the Parent, the Subsidiary Guarantors, the Lenders, the Administrative

Agent, all future holders of the Notes and their respective successors and assigns, except that none of the Borrowers, the Parent or any Subsidiary Guarantor may assign, delegate or transfer any of their rights or obligations under the Loan Documents without the prior written consent of the Administrative Agent and each Lender.

            (b) Each Lender shall have the right at any time, with the written consent of the Borrower Notice Party and the Administrative Agent, which consents shall not be unreasonably withheld (except that the Borrower Notice Party's consent shall not be required during the continuance of an Event of Default), to sell, assign, transfer or negotiate all or a portion of such Lender's rights under the Loan Documents to one or more affiliates of such Lender or to one or more of the other Lenders (or to affiliates of such other Lenders) or, after consultation with the Administrative Agent, to any other bank, insurance company, mutual fund, pension fund or similar fund or financial institution, provided that (i) each such sale, assignment, transfer or negotiation shall be in a minimum amount equal to the lesser of (A) $5,000,000 or (B) the full amount of such assigning Lender's Loans and Commitments, (ii) there shall be paid to the Administrative Agent by the assigning Lender a fee (the "ASSIGNMENT FEE") of $3,000 and (iii) for each assignment, the parties to such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance Agreement. Upon such execution, delivery, acceptance and consent, and recording by the Administrative Agent, from and after the effective date specified in such Assignment and Acceptance Agreement and agreed to by the Administrative Agent, the assignee thereunder shall be a party hereto and a "Lender" and, to the extent that such Lender's obligations hereunder have been assumed by the Lender under such Assignment and Acceptance Agreement, the assignor Lender thereunder shall be released from its obligations under the Loan Documents. The Borrowers agree upon written request of the Administrative Agent to execute and deliver (1) to such assignee, a Note dated the effective date of such Assignment and Acceptance Agreement, in an aggregate principal amount equal to the Commitment assumed by, such assignee and (ii) to such assignor Lender, if applicable, a Note dated the effective date of such Assignment and Acceptance Agreement, in an aggregate principal amount equal to the aggregate principal balance of such assignor Lender's Commitment retained by such assignor Lender. Upon any such sale, assignment or other transfer, the Commitments and Commitment Percentages set forth in Exhibit A shall be adjusted accordingly by the Administrative Agent.

            (c) Each Lender may grant participations in all or a portion of its Loans, its Note and its Commitment to one or more banks, insurance companies, mutual funds, pension funds or similar funds or financial institutions, provided that (i) such Lender's obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to the Loan Documents for the performance of such obligations, (iii) the Borrowers, the Parent, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents, (iv) each such participation shall be in a minimum amount of $2,500,000, (v) such Lender shall continue at all times to hold at least a 50% beneficial interest in the original amount of its Commitment (except that a Lender may sell participations in all or any portion of its Loans, Commitment and Note to affiliates of such Lender at any time), (vi) no sub-participations shall be permitted and (vii) the voting rights of any holder of any participation shall be limited to decisions that only do any of the following: (A) subject the participant to any additional obligation, (B) reduce the principal of, or interest on, the Notes or reduce any fees or other amounts payable hereunder, (C) postpone any date fixed for the payment of principal of, or interest on the Notes or any fees or other amounts payable hereunder or any amendment to Section 2.4(b), (D) release any security interest or collateral except to the extent that the release thereof is specifically provided for in any Loan Document or (E) release any Guarantor under any guarantee. The Borrowers and the Parent each hereby acknowledges and agrees that any such participant shall for purposes of Sections 2.9, 2.10, 2.11, 2.12, 2.13, 2.14, 2.16, 12.9 and 12.11 be deemed to be a "Lender"; provided, however, that the Borrowers and the Parent shall not, at any time, be obligated to pay any participant in any interest of any Lender hereunder any sum in excess of the sum which the Borrowers or the Parent would have been obligated to pay to such Lender in respect of such interest had such Lender not sold such participation.

            (d) No Lender shall, as between and among the Borrowers, the Parent, the Administrative Agent, and such Lender, be relieved of any of its obligations under the Loan Documents as a result of any sale, assignment, transfer or negotiation of, or granting of participations in, all or any part of its Loans, its Commitment or its Note, except that a Lender shall be relieved of its obligations to the extent of any such sale, assignment, transfer, or negotiation of all or any part of its Loans, its Commitment or its Note pursuant to subsection (b) above.

            (e) Notwithstanding anything herein to the contrary, any Lender may at any time assign all or any portion of its rights under the Loan Documents to a Federal Reserve Bank. No such assignment shall release such Lender from its obligations thereunder.

            (f) If any (i) assignment is made pursuant to subsection (b) above or (ii) any participation is granted pursuant to subsection (c) above, to any Person that is not a U.S. Person, such Person shall furnish such certificates, documents or other evidence to the Borrowers and the Administrative Agent, in the case of clause (i) and to the Borrowers and the Lender which sold such participation in the case of clause (ii), as shall be required by Section 2.10(c).

      12.8. Counterparts.
            ------------

            The Loan Documents may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of the Loan Documents signed by all the parties shall be lodged with each of the Borrower Notice Party, the Parent and the Administrative Agent. Any party to a Loan Document may rely upon the signatures of any other party thereto which are transmitted by fax or other electronic means to the same extent as if originally signed.

      12.9. Adjustments; Set-off.
            --------------------

            (a) If any Lender (a "Benefited Lender") shall at any time receive any payment of all or any part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 9.1(h) or
(i), or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loans, and shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

            (b) In addition to any rights and remedies of the Lenders provided by law, upon the occurrence of an Event of Default and the acceleration of the obligations owing in connection with the Loan Documents, or at any time upon the occurrence and during the continuance of an Event of Default under Section 9.1(a) or 9.1(b), each Lender shall have the right, without prior notice to any Borrower, the Parent or any other Loan Party, any such notice being expressly waived by each Loan Party to the extent permitted by applicable law, to set off and apply against any indebtedness, whether matured or unmatured, of such Loan Party to such Lender, any amount owing from such Lender to such Loan Party, at, or at any time after, the happening of any of the above-mentioned events. To the extent permitted by applicable law, the aforesaid right of set-off may be exercised by such Lender against such Loan Party or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of such Loan Party, or against anyone else claiming through or against such Loan Party or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the applicable Loan Party and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

      12.10. Indemnity.
             ---------

             The Borrowers and the Parent each agrees, jointly and severally, to indemnify and hold harmless the Administrative Agent, BNY Capital Markets, the Collateral Agent and each Lender from and against any loss, cost, liability, damage or expense (including the reasonable fees and disbursements of counsel to the Administrative Agent and each Lender, including all local counsel hired by any such counsel) incurred by the Administrative Agent or such Lender in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of, any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact of any Loan Party, in any document or schedule executed or filed with the FCC or any other Governmental Body by or on behalf of any Loan Party;
(ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading; (iii) any acts, practices or omissions or alleged acts, practices or omissions of any Loan Party or their respective agents relating to the use of the proceeds of any or all borrowings made by the Borrowers which are alleged to be in violation of
Section 2.15, or in violation of
any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable thereto; (iv) any Acquisition or proposed Acquisition; or (v) any sale of assets of the Borrowers, the Parent or any Restricted Subsidiary. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrowers or the Parent to the Administrative Agent, the Collateral Agent and the Lenders hereunder or at common law or otherwise, and shall survive any termination of the Loan Documents, the expiration of the Aggregate Commitments and the payment of all Indebtedness of the Borrowers and the Parent hereunder and under the other Loan Documents, provided that the Borrowers and the Parent shall have no obligation under this Section to the Administrative Agent, the Collateral Agent or any Lender with respect to any of the foregoing to the extent determined in a final judgment, after available appeals, to have arisen primarily and directly out of the gross negligence or willful misconduct of the Administrative Agent, the Collateral Agent or such Lender, as the case may be.

      12.11. Governing Law.
             -------------

             The Loan Documents and the rights and obligations of the parties thereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws.

      12.12. Headings, Plurals.
             -----------------

             Section headings have been inserted in the Loan Documents for convenience only and shall not be construed to be a part hereof or thereof. Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.

      12.13. Severability.
             ------------

             Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

      12.14. Integration.
             -----------

             All exhibits to the Loan Documents shall be deemed to be a part of the applicable Loan Document. Except for agreements among the Administrative Agent, the Borrower Notice Party, the Borrowers, and/or the Parent with respect to certain fees, the Loan Documents embody the entire agreement and understanding among the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter thereof and supersede all prior agreements and understandings among the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter thereof.

      12.15. Consent to Jurisdiction.
             -----------------------

             Each Loan Party hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to the Loan Documents. Each of the parties to the Loan

Documents hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Each of the parties to the Loan Documents hereby agrees that a final judgment in any such suit, action or proceeding brought in such a court, after all appropriate appeals, shall be conclusive and binding upon it.

      12.16. Service of Process.
             ------------------

             Each Loan Party hereby agrees that process may be served in any suit, action, counterclaim or proceeding of the nature referred to in Section
12.15 by mailing copies thereof by registered or certified mail, postage prepaid, return receipt requested, to, with respect to the Borrowers and the Parent, the address therefor set forth in Section 12.2, with respect to any Subsidiary Guarantor, at the address therefor set forth in the Subsidiary Guaranty, or to any other address of which the Borrowers, the Parent or any Subsidiary Guarantor shall have given written notice to the Administrative Agent. Each of the parties to the Loan Documents hereby agrees that such service
(i) shall be deemed in every respect effective service of process upon it in any such suit, action, counterclaim or proceeding, and (ii) shall to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it.

      12.17. No Limitation on Service or Suit.
             --------------------------------

            Nothing in the Loan Documents or any modification, waiver, consent or amendment thereto shall affect the right of the Administrative Agent or any Lender to serve process in any manner permitted by law or limit the right of the Administrative Agent or any Lender to bring proceedings against any Loan Party in the courts of any jurisdiction or jurisdictions in which such Loan Party may be served. Except as otherwise provided in Section 12.15, nothing herein shall be deemed a consent by any Loan Party to the jurisdiction of the courts of any particular state.

      12.18. WAIVER OF TRIAL BY JURY.
             -----------------------

             EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, EACH LOAN PARTY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR ADMINISTRATIVE AGENT OF THE ADMINISTRATIVE AGENT OR THE LENDERS, OR COUNSEL TO THE ADMINISTRATIVE AGENT OR THE LENDERS, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. EACH LOAN PARTY ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                            PREMIERE PAGE OF KANSAS, INC.,
                                            Q MEDIA PAGING-ALABAMA, INC.,
                                            USA MOBILE COMMUNICATIONS, INC.
                                              III,
                                            Q MEDIA COMPANY-PAGING, INC.,
                                            W.Q. COMMUNICATIONS, INC.
                                            Jointly and Severally

                                            AS TO EACH OF THE FOREGOING


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            USA MOBILE COMMUNICATIONS, INC. II


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            THE BANK OF NEW YORK, individually
                                            and as Administrative Agent


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            FLEET NATIONAL BANK


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            PNC BANK, NATIONAL ASSOCIATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            TORONTO DOMINION (TEXAS), INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            THE FIRST NATIONAL BANK OF BOSTON


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            ROYAL BANK OF CANADA


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            VAN KAMPEN AMERICAN CAPITAL PRIME
                                            RATE INCOME TRUST


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------